                                                                   Exhibit 10.59
________________________________________________________________________________

                      CONSOLIDATED, AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT

                           dated as of June 29, 2001


                                     among

                    NATIONAL RESTAURANT ENTERPRISES, INC.,
                NATIONAL RESTAURANT ENTERPRISES HOLDINGS, INC.
                                AMERIKING, INC.

                                      and


                              FLEET NATIONAL BANK
       and those other lending institutions listed on Schedule 1 hereto
                                                      -------- -

                                      and

                         FLEET NATIONAL BANK, as Agent

                                      and

                            FLEET SECURITIES, INC.,

                              acting as Arranger

________________________________________________________________________________

                               TABLE OF CONTENTS

1.   DEFINITIONS AND RULES OF INTERPRETATION.............................................. 1
     ---------------------------------------
       1.1.   Definitions................................................................. 2
              -----------
       1.2.   Rules of Interpretation..................................................... 24
              -----------------------
2.   THE REVOLVING CREDIT FACILITY........................................................ 24
     -----------------------------
       2.1.   Commitment to Lend.......................................................... 24
              ------------------
       2.2.   Commitment Fee.............................................................. 25
              --------------
       2.3.   Reduction of Total Revolver Commitment...................................... 25
              --------------------------------------
       2.4.   The Revolving Credit Notes.................................................. 26
              --------------------------
       2.5.   Interest on Revolving Credit Loans.......................................... 26
              ----------------------------------
       2.6.   Requests for Revolving Credit Loans......................................... 26
              -----------------------------------
       2.7.   Funds for Revolving Credit Loan............................................. 27
              -------------------------------
              2.7.1.   Funding Procedures................................................. 27
                       ------------------
              2.7.2.   Advances by Agent.................................................. 27
                       -----------------
3.   REPAYMENT OF THE REVOLVING CREDIT LOANS.............................................. 28
     ---------------------------------------
       3.1.   Maturity.................................................................... 28
              --------
       3.2.   Mandatory Repayments of Revolving Credit Loans.............................. 28
              ----------------------------------------------
       3.3.   Optional Repayments of Revolving Credit Loans............................... 29
              ---------------------------------------------
4.   LETTERS OF CREDIT.................................................................... 29
     -----------------
       4.1.   Letter of Credit Commitments................................................ 29
              ----------------------------
              4.1.1.   Commitment to Issue Letters of Credit.............................. 29
                       -------------------------------------
              4.1.2.   Letter of Credit Applications...................................... 30
                       -----------------------------
              4.1.3.   Terms of Letters of Credit......................................... 30
                       --------------------------
              4.1.4.   Reimbursement Obligations of Banks................................. 30
                       ----------------------------------
              4.1.5.   Participations of Banks............................................ 30
                       -----------------------
       4.2.   Reimbursement Obligation of the Borrower.................................... 30
              ----------------------------------------
       4.3.   Letter of Credit Payments................................................... 31
              -------------------------
       4.4.   Obligations Absolute........................................................ 32
              --------------------
       4.5.   Reliance by Issuer.......................................................... 32
              ------------------
       4.6.   Letter of Credit Fee........................................................ 33
              --------------------
5.   CERTAIN GENERAL PROVISIONS........................................................... 34
     --------------------------
       5.1.   Amendment and Closing Fee................................................... 34
              -------------------------
       5.2.   Agent's Fee................................................................. 34
              -----------
       5.3.   Funds for Payments.......................................................... 34
              ------------------
              5.3.1.   Payments to Agent.................................................. 34
                       -----------------
              5.3.2.   No Offset, etc..................................................... 34
                       --------------
       5.4.   Computations................................................................ 35
              ------------
       5.5.   Additional Costs, etc....................................................... 35
              ---------------------
       5.6.   Capital Adequacy............................................................ 38
              ----------------
       5.7.   Certificate................................................................. 39
              -----------
       5.8.   Interest after Default...................................................... 39
              ----------------------
              5.8.1.   Overdue Amounts.................................................... 39
                       ---------------
              5.8.2.   Amounts Not Overdue................................................ 39
                       -------------------

       5.9.   Replacement Banks........................................................... 39
              -----------------
6.   COLLATERAL SECURITY AND GUARANTEES................................................... 40
     ----------------------------------
       6.1.   Security of Borrower and Subsidiaries; Guaranty of Subsidiaries............. 40
              ---------------------------------------------------------------
       6.2.   Guaranties and Security of Holdings......................................... 40
              -----------------------------------
       6.3.   Guaranties and Security of AmeriKing........................................ 41
              ------------------------------------
7.   REPRESENTATIONS AND WARRANTIES....................................................... 41
     ------------------------------
       7.1.   Corporate Authority......................................................... 41
              -------------------
              7.1.1.   Incorporation; Good Standing....................................... 41
                       ----------------------------
              7.1.2.   Authorization...................................................... 41
                       -------------
              7.1.3.   Enforceability..................................................... 42
                       --------------
       7.2.   Governmental Approvals...................................................... 42
              ----------------------
       7.3.   Title to Properties; Leases................................................. 42
              ---------------------------
       7.4.   Financial Statements and Projections........................................ 42
              ------------------------------------
              7.4.1.   Financial Statements............................................... 42
                       --------------------
              7.4.2.   Projections........................................................ 43
                       -----------
       7.5.   No Material Changes, etc.................................................... 43
              ------------------------
       7.6.   Franchises, Patents, Copyrights, etc........................................ 43
              ------------------------------------
       7.7.   Litigation.................................................................. 43
              ----------
       7.8.   No Materially Adverse Contracts, etc........................................ 44
              ------------------------------------
       7.9.   Compliance with Other Instruments, Laws, etc................................ 44
              --------------------------------------------
       7.10.  Tax Status.................................................................. 44
              ----------
       7.11.  No Event of Default......................................................... 45
              -------------------
       7.12.  Holding Company and Investment Company Acts................................. 45
              -------------------------------------------
       7.13.  Absence of Financing Statements, etc........................................ 45
              ------------------------------------
       7.14.  Perfection of Security Interest............................................. 45
              -------------------------------
       7.15.  Certain Transactions........................................................ 45
              --------------------
       7.16.  Employee Benefit Plans...................................................... 46
              ----------------------
              7.16.1.  In General......................................................... 46
                       ----------
              7.16.2.  Terminability of Welfare Plans..................................... 46
                       ------------------------------
              7.16.3.  Guaranteed Pension Plans........................................... 46
                       ------------------------
              7.16.4.  Multiemployer Plans................................................ 46
                       -------------------
       7.17.  Use of Proceeds............................................................. 47
              ---------------
       7.18.  Environmental Compliance.................................................... 47
              ------------------------
       7.19.  Subsidiaries, etc........................................................... 49
              -----------------
       7.20.  Chief Executive Offices..................................................... 49
              -----------------------
       7.21.  Fiscal Year................................................................. 49
              ----------
       7.22.  Disclosure.................................................................. 49
              ----------
       7.23.  Insurance................................................................... 50
              ---------
8.   AFFIRMATIVE COVENANTS................................................................ 50
     ---------------------
       8.1.   Punctual Payment............................................................ 50
              ----------------
       8.2.   Maintenance of Office....................................................... 50
              ---------------------
       8.3.   Records and Accounts........................................................ 50
              --------------------
       8.4.   Financial Statements, Certificates and Information.......................... 51
              --------------------------------------------------
       8.5.   Notices..................................................................... 53
              -------
              8.5.1.   Defaults........................................................... 53
                       --------
              8.5.2.   Environmental Events............................................... 53
                       --------------------

              8.5.3.   Notification of Claim against Collateral........................... 54
                       ----------------------------------------
              8.5.4.   Notice of Litigation and Judgments................................. 54
                       ----------------------------------
       8.6.   Corporate Existence; Maintenance of Properties.............................. 54
              ----------------------------------------------
       8.7.   Insurance................................................................... 55
              ---------
       8.8.   Taxes....................................................................... 55
              -----
       8.9.   Inspection of Properties and Books, etc..................................... 55
              ---------------------------------------
              8.9.1.   General............................................................ 55
                       -------
              8.9.2.   Communications with Accountants.................................... 56
                       -------------------------------
              8.9.3.   Environmental Assessments.......................................... 56
                       -------------------------
       8.10.  Compliance with Laws, Contracts, Licenses, and Permits...................... 57
              ------------------------------------------------------
       8.11.  Employee Benefit Plans...................................................... 58
              ----------------------
       8.12.  Use of Proceeds............................................................. 58
              ---------------
       8.13.  Fair Labor Standards Act.................................................... 58
              ------------------------
       8.14.  Further Assurances.......................................................... 58
              ------------------
       8.15.  Mortgaged Property.......................................................... 58
              ------------------
       8.16.  Class of Stock.............................................................. 59
              --------------
       8.17.  Guarantees of AmeriKing Tennessee and AmeriKing Colorado.................... 59
              --------------------------------------------------------
       8.18.  New Subsidiaries............................................................ 59
              ----------------
       8.19.  Replacement Instruments..................................................... 60
              -----------------------
9.   CERTAIN NEGATIVE COVENANTS........................................................... 60
     --------------------------
       9.1.   Restrictions on Indebtedness................................................ 60
              ----------------------------
       9.2.   Restrictions on Liens....................................................... 63
              ---------------------
       9.3.   Restrictions on Investments................................................. 64
              ---------------------------
       9.4.   Distributions............................................................... 65
              -------------
       9.5.   Merger, Consolidation and Disposition of Assets............................. 66
              -----------------------------------------------
              9.5.1.   Mergers and Acquisitions........................................... 66
                       ------------------------
              9.5.2.   Disposition of Assets.............................................. 67
                       ---------------------
       9.6.   Sale and Leaseback.......................................................... 68
              ------------------
       9.7.   Compliance with Environmental Laws.......................................... 68
              ----------------------------------
       9.8.   Subordinated Debt and Preferred Stock....................................... 69
              -------------------------------------
       9.9.   Employee Benefit Plans...................................................... 70
              ----------------------
       9.10.  Change in Terms of Capital Stock............................................ 70
              --------------------------------
       9.11.  Fiscal Year................................................................. 71
              ----------
       9.12.  Business Activities......................................................... 71
              -------------------
       9.13.  Modification of Documents................................................... 71
              -------------------------
       9.14.  Negative Pledges............................................................ 71
              ----------------
       9.15.  Transactions with Affiliates................................................ 71
              ----------------------------
       9.16.  Upstream Limitations........................................................ 72
              --------------------
       9.17.  Inconsistent Agreements..................................................... 72
              -----------------------
       9.18.  Acquisition and Development Restrictions.................................... 72
              ----------------------------------------
              9.18.1.  Development........................................................ 72
                       -----------
              9.18.2.  Acquisition........................................................ 72
                       -----------
10.   FINANCIAL COVENANTS................................................................. 73
      -------------------
       10.1.  Debt Service Coverage Ratio................................................. 73
              ---------------------------
       10.2.  Interest Coverage Ratio..................................................... 73
              -----------------------
       10.3.  Leverage Ratio.............................................................. 73
              --------------

       10.4.   Senior Leverage Ratio...................................................... 74
               ---------------------
       10.5.   Capital Expenditures....................................................... 74
               --------------------
       10.6.   Minimum EBITDA............................................................. 74
               --------------
11.   CLOSING CONDITIONS.................................................................. 75
      ------------------
       11.1.   Revolver Loan Documents, etc............................................... 75
               ----------------------------
               11.1.1. Revolver Loan Documents............................................ 75
                       -----------------------
               11.1.2. Exchange Offer Documents........................................... 75
                       ------------------------
       11.2.   Certified Copies of Charter Documents...................................... 75
               -------------------------------------
       11.3.   Corporate or Other Action.................................................. 75
               -------------------------
       11.4.   Incumbency Certificate..................................................... 75
               ----------------------
       11.5.   Validity of Liens.......................................................... 76
               -----------------
       11.6.   Perfection Certificates and UCC Search Results............................. 76
               ----------------------------------------------
       11.7.   Certificates of Insurance.................................................. 76
               -------------------------
       11.8.   Solvency Certificate....................................................... 76
               --------------------
       11.9.   Opinion of Counsel......................................................... 76
               -----------------
       11.10.  Payment of Fees and Expenses............................................... 76
               ----------------------------
       11.11.  Disbursement Instructions.................................................. 76
               -------------------------
       11.12.  Completion of Exchange Offer............................................... 77
               ----------------------------
       11.13.  Consents and Approvals..................................................... 77
               ----------------------
       11.14.  Amendment to each Intercreditor Agreement.................................. 77
               -----------------------------------------
       11.15.  Financial Consultant....................................................... 77
               --------------------
       11.16.  Mortgages.................................................................. 77
               ---------
       11.17.  Title Insurance............................................................ 77
               ---------------
       11.18.  Pro Forma Balance Sheet for Holdings....................................... 77
               ------------------------------------
12.   CONDITIONS TO ALL BORROWINGS........................................................ 78
      ----------------------------
       12.1.   Representations True; No Event of Default.................................. 78
               -----------------------------------------
       12.2.   No Legal Impediment........................................................ 78
               -------------------
       12.3.   Governmental Regulation.................................................... 78
               -----------------------
       12.4.   Proceedings and Documents.................................................. 78
               -------------------------
13.   EVENTS OF DEFAULT; ACCELERATION; ETC................................................ 78
      ------------------------------------
       13.1.   Events of Default and Acceleration......................................... 79
               ----------------------------------
       13.2.   Termination of Commitments................................................. 83
               --------------------------
       13.3.   Remedies................................................................... 84
               --------
       13.4.   Distribution of Collateral Proceeds........................................ 84
               -----------------------------------
14.   SETOFF.............................................................................. 84
      ------
15.   THE AGENT........................................................................... 85
      ---------
       15.1.   Authorization.............................................................. 85
               -------------
       15.2.   Employees and Agents....................................................... 86
               --------------------
       15.3.   No Liability............................................................... 86
               ------------
       15.4.   No Representations......................................................... 86
               ------------------
       15.5.   Payments................................................................... 87
               --------
               15.5.1. Payments to Agent.................................................. 87
                       -----------------
               15.5.2. Distribution by Agent.............................................. 87
                       ---------------------
               15.5.3. Delinquent Banks................................................... 87
                       ----------------
       15.6.   Holders of Revolving Credit Notes.......................................... 88
               ---------------------------------
       15.7.   Indemnity.................................................................. 88
               ---------
       15.8.   Agent as Bank.............................................................. 88
               -------------

       15.9.   Resignation................................................................ 88
               -----------
       15.10.  Notification of Defaults and Events of Default............................. 89
               ----------------------------------------------
       15.11.  Duties in the Case of Enforcement.......................................... 89
               ---------------------------------
16.   EXPENSES............................................................................ 89
      --------
17.   INDEMNIFICATION..................................................................... 90
      ---------------
18.   SURVIVAL OF COVENANTS, ETC.......................................................... 91
      --------------------------
19.   ASSIGNMENT AND PARTICIPATION........................................................ 91
      ----------------------------
       19.1.   Conditions to Assignment by Banks.......................................... 91
               ---------------------------------
       19.2.   Certain Representations and Warranties; Limitations; Covenants............. 92
               --------------------------------------------------------------
       19.3.   Register................................................................... 93
               --------
       19.4.   New Revolving Credit Notes................................................. 94
               --------------------------
       19.5.   Participations............................................................. 94
               --------------
       19.6.   Disclosure................................................................. 95
               ----------
       19.7.   Assignee or Participant Affiliated with the Borrower....................... 95
               ---------------------------------------------------
       19.8.   Miscellaneous Assignment Provisions........................................ 95
               -----------------------------------
       19.9.   Assignment by Borrower..................................................... 96
               ---------------------
20.   NOTICES, ETC........................................................................ 96
      ------------
21.   GOVERNING LAW....................................................................... 96
      -------------
22.   HEADINGS............................................................................ 97
      --------
23.   COUNTERPARTS........................................................................ 97
      ------------
24.   ENTIRE AGREEMENT, ETC............................................................... 97
      ---------------------
25.   WAIVER OF JURY TRIAL................................................................ 97
      --------------------
26.   CONSENTS, AMENDMENTS, WAIVERS, ETC.................................................. 98
      ----------------------------------
27.   SEVERABILITY........................................................................ 98
      ------------
28.   TRANSITIONAL ARRANGEMENTS........................................................... 98
      -------------------------
       28.1.   Existing Credit Agreements Superseded...................................... 99
               -------------------------------------
       28.2.   Return and Cancellation of Revolving Credit Notes.......................... 99
               -------------------------------------------------
       28.3.   Interest and Fees Under Superseded Agreement............................... 99
               --------------------------------------------

                                   EXHIBITS
                                   --------

           Exhibit A       Form of Revolving Credit Note
           Exhibit B       Form of Revolving Credit Loan Request
           Exhibit C       Form of Compliance Certificate
           Exhibit D       Form of Assignment and Acceptance


                                     SCHEDULES
                                     ---------

           Schedule A      Leases
           Schedule 1      Revolver Commitments/ Revolver Commitment Percentages
           Schedule 1A     Mortgaged Properties
           Schedule 7.3    Title to Properties; Leases
           Schedule 7.7    Litigation
           Schedule 7.15   Transactions with Affiliates
           Schedule 7.18   Environmental Matters
           Schedule 7.19   Joint Ventures/Partnerships
           Schedule 7.20   Chief Executive Offices of Subsidiaries
           Schedule 7.21   Fiscal Years
           Schedule 7.24   Insurance
           Schedule 9.1    Permitted Indebtedness
           Schedule 9.2    Permitted Liens
           Schedule 9.3    Permitted Investments
           Schedule 9.5.1  Development of BKC Restaurants
           Schedule 9.6    Sale and Leaseback Transactions
           Schedule 9.7    Environmental Compliance
           Schedule 11.16  Leasehold Mortgages

                      CONSOLIDATED, AMENDED AND RESTATED
                      ------------ ---------------------
                          REVOLVING CREDIT AGREEMENT
                          --------------------------

     This CONSOLIDATED, AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is made as of June 29, 2001, by and among AMERIKING, INC. ("AmeriKing"), a Delaware corporation, NATIONAL RESTAURANT ENTERPRISES HOLDINGS, INC. ("Holdings"), a Delaware corporation, NATIONAL RESTAURANT ENTERPRISES, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 2215 Enterprise Drive, Suite 1502, Westchester, Illinois 60154, FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association and the other lending institutions listed on Schedule 1 hereto, FLEET NATIONAL BANK (f/k/a BankBoston,
                       -------- -
N.A.), as administrative agent for itself and such other lending institutions.

     WHEREAS, AmeriKing, the Borrower, the Banks (as hereinafter defined) and the Agent (as hereinafter defined) are parties to a Fourth Amended and Restated Revolving Credit Agreement dated as of December 24, 1998 (as amended from time to time, the "Revolver Credit Agreement"); and

     WHEREAS, AmeriKing, the Borrower, the Banks and the Agent are parties to an Acquisition Revolving Credit Agreement dated as of December 24, 1998 (as amended from time to time, the "Acquisition Credit Agreement", and together with the Revolver Credit Agreement, collectively, the "Existing Credit Agreements"); and

     WHEREAS, prior to the Exchange Offer (as defined herein), the Borrower was the wholly-owned direct subsidiary of AmeriKing; and

     WHEREAS, in connection with and immediately preceding the Exchange Offer, AmeriKing transferred all of its ownership in the Borrower to Holdings in exchange for all of the outstanding capital stock of Holdings; and

     WHEREAS, AmeriKing, Holdings and the Borrower have requested, among other things, to consolidate the Existing Agreements and to amend the Existing Credit Agreements to provide certain accommodations to the Borrower and to provide availability of revolving credit loan facilities for working capital and general corporate purposes, and the Banks are willing to consolidate and amend the Existing Credit Agreements and to provide such accommodations on the terms and conditions set forth herein;

     NOW, THEREFORE, AmeriKing, Holdings, the Borrower, the Banks, and the Agent agree that on the Closing Date the Existing Credit Agreements are consolidated, amended and restated in their entirety and shall remain in full force and effect only as set forth herein.

                  1.  DEFINITIONS AND RULES OF INTERPRETATION.
                      ----------- --- ----- -- --------------

     1.1.  Definitions. The following terms shall have the meanings set forth in
           -----------
this (S)1 or elsewhere in the provisions of this Credit Agreement referred to below:

     Acquisition Credit Agreement.  As defined in the preamble hereto.
     ------------------ ---------

     Adjustment Date.  The first day of the month immediately following the
     ---------- ----
month in which a Compliance Certificate is to be delivered by the Borrower pursuant to (S)8.4(d).

     Affected Bank.  See (S)5.9 hereof.
     -------- ----

     Affiliate.  Any Person that would be considered to be an affiliate of the
     ---------
Borrower under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower was issuing securities; provided, however, that the term "Affiliate" as it applies
                    --------  -------
to Holdings and its Subsidiaries shall not include JZEP.

     Agent.  Fleet National Bank acting as administrative agent for the Banks.
     -----

     Agent's Fee.  See (S)5.2 hereof.
     ------- ---

     Agent's Office.  The Agent's office located at 100 Federal Street, Boston,
     ------- ------
Massachusetts 02110, or at such other location as the Agent may designate from time to time.

     Agent's Special Counsel.  Bingham Dana LLP or such other counsel as may be
     ------- ------- -------
approved by the Agent.

     AmeriKing.  As defined in the preamble hereto.
     ---------

     AmeriKing Colorado.  AmeriKing Colorado Corporation I, a Delaware
     --------- --------
corporation and wholly-owned Subsidiary of the Borrower.

     AmeriKing Guaranty.  As defined in the definition of Guarantees.
     --------- --------

     AmeriKing Senior Notes.  The 10.75% AmeriKing Senior Notes due 2006 issued
     --------- ------ -----
by AmeriKing in the aggregate principal amount of $100,000,000 pursuant to the AmeriKing Senior Notes Indenture, of which at least 98% in principal amount thereof have been exchanged on or prior to the Closing Date for Holdings' Senior Notes.

     AmeriKing Senior Notes Indenture.  The Indenture dated as of December 3,
     --------- ------ ----- ---------
1996, as amended, between AmeriKing and State Street Bank and Trust Company, as trustee, and in form and substance satisfactory to the Agent and the Banks.

     AmeriKing Stock Pledge Agreement.  The Second Amended and Restated Stock
     --------- ----- ------ ---------
Pledge Agreement, dated as of the date hereof, between

AmeriKing and the Agent, as the same may be amended, restated, supplemented or modified from time to time.

     AmeriKing Tennessee.  AmeriKing Tennessee Corporation I, a Delaware
     --------- ---------
corporation and wholly-owned Subsidiary of the Borrower.

     AmeriKing Virginia.  AmeriKing Virginia Corporation I, formerly a Delaware
     --------- --------
Corporation and wholly-owned Subsidiary of the Borrower which has been merged into the Borrower.

     Assignment and Acceptance.  See (S)19.1 hereof.
     ---------- --- ----------

     Balance Sheet Date.  December 25, 2000.
     ------- ----- ----

     Banks.  Fleet and the other lending institutions listed on Schedule 1
     -----                                                      -------- -
hereto and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to (S)19.

     Base Rate.  The higher of (a) the variable annual rate of interest so
     ---- ----
designated from time to time by Fleet as its "prime rate", such rate being a reference rate and not necessarily representing the lowest or best rate being charged to customers and (b) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve Systems arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent. Changes in the Base Rate resulting from any changes in Fleet's "prime rate" shall take place immediately without notice or demand of any kind.

     Base Rate Loans.  Revolving Credit Loans bearing interest calculated by
     ---- ---- -----
reference to the Base Rate.

     BBI.  BancBoston Investments Inc., a Massachusetts corporation.
     ---

     BBI Warrants.  The warrants issued to BBI by AmeriKing.
     --- --------

     BKC.  Burger King Corporation, a Florida corporation.
     ---

     BKC Restaurant.  A quick service restaurant franchised by BKC that is
     --------------
located in the United States, its territories, or Canada.

     Borrower.  As defined in the preamble hereto.
     --------

     Borrower Stock Pledge Agreement.  The Second Amended and Restated Stock
     -------- ----- ------ ---------
Pledge Agreement, dated as of the date hereof, between the Borrower and the Agent, as the same may be amended, restated, supplemented or modified and in effect from time to time.

     Business Day.  Any day (other than Saturdays or Sundays) on which banking
     -------- ---
institutions in Boston, Massachusetts and Chicago, Illinois are open for the transaction of banking business.

     Capital Assets.  Fixed assets, both tangible (such as land, buildings,
     ------- ------
fixtures, machinery and equipment and intangible (such as patents, copyrights, trademarks, franchises and good will) and including without duplication, the capital portion of lease payments made in respect of Capitalized Leases; provided that Capital Assets shall not include any item customarily charged
--------
directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

     Capital Expenditures.  Amounts paid or indebtedness incurred by AmeriKing,
     ------- ------------
Holdings, the Borrower or any of their Subsidiaries in connection with (a) the purchase or lease by AmeriKing, Holdings, the Borrower or any of their Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles or (b) the lease of any assets by AmeriKing or any of its Subsidiaries as lessee under any Synthetic Lease to the extent that such asset would have been Capital Assets had the Synthetic Lease been treated for accounting purposes as a Capitalized Lease.

     Capitalization Documents.  The Subordination Documents, the Management
     -------------- ---------
Subscription Agreement, the Investor Subscription Agreement, the Executive Subscription Agreement, the Stockholders Agreement, the Certificate of Designation, the Warrant Agreement, the Registration Rights Agreement and the certificates of incorporation of AmeriKing, Holdings, the Borrower and their Subsidiaries.

     Capitalized Leases.  Leases under which AmeriKing, Holdings, the Borrower
     ----------- ------
or any of their Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles, provided, however, for purposes of this Credit Agreement
                       --------  -------
all real estate leases (including the FFCA Leases) of BKC restaurants shall be considered operating leases.

     Cash Equivalents.  Investments of the types referred to in (S)9.3(a)-(d)
     ---- -----------
and (j).

     CERCLA.  See (S)7.18 hereof.
     ------

     Certificate of Designation.  The Certificate of Designation of AmeriKing
     ----------- -- -----------
dated as of December 3, 1996 and in form and substance satisfactory to the Agent and the Banks.

     Change of Control. As defined in each of the AmeriKing Senior Notes
     ------ -- -------
Indenture, the Holdings Senior Notes Indenture and the Holdings Senior PIK Notes Indenture.

     Closing Date.  The first date on which the conditions set forth in (S)11
     ------------
have been satisfied, the Existing Credit Agreements shall be amended and restated as set forth herein, the existing Revolving Credit Loans and Letters of Credit under the Existing Credit Agreements are converted to Revolving Credit Loans or Letters of Credit hereunder, as the case may be, and any Revolving Credit Loans are to be made or any Letter of Credit is to be issued hereunder.

     Code.  The Internal Revenue Code of 1986.
     ----

     Collateral.  All of the property, rights and interests of AmeriKing,
     ----------
Holdings, the Borrower and their Subsidiaries that are or are intended to be subject to the security interests created by the Security Documents.

     Commitment Fee Rate.  The rate of 0.50% per annum.
     ---------- --- ----

     Compliance Certificate.  See (S)8.4(d) hereof.
     ---------- -----------

     Consolidated or consolidated.  With reference to any term defined herein,
     ------------ -- ------------
shall mean that term as applied to the accounts of AmeriKing and its Subsidiaries or the Borrower and its Subsidiaries, as applicable, consolidated in accordance with generally accepted accounting principles.

     Consolidated Cash Flow.  With respect to any fiscal period, an amount equal
     ------------ ---- ----
to the sum of (a) Consolidated Net Income for such fiscal period, plus (b) in
                                                                  ----
each case, to the extent deducted in the calculation of such Person's Consolidated Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) other noncash charges made in
                              ----
calculating Consolidated Net Income for such period, plus (iii) tax expense for
                                                     ----
such period, plus (iv) Consolidated Total Interest Expense paid or accrued
             ----
during such period, plus (v) non-cash expenses relating to Financial Accounting
                    ----
Standards Board Statements Nos. 106, 109 and 121 deducted in the calculation of Consolidated Net Income for such period, plus (vi) the aggregate amount of non-
                                         ----
capitalized transaction costs incurred in connection with financings and acquisitions, (including, but not limited to, financing and refinancing fees),

minus (c) Capital Expenditures made in such period, minus (d) cash taxes paid in
-----                                               -----
such period, all as determined on a consolidated basis in accordance with generally accepted accounting principles.

     Consolidated Net Income.  For any period, the consolidated net income (or
     ------------ --- ------
net deficit) of any Person and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with generally accepted accounting principles, after excluding therefrom (a) dividends paid or payable to the extent deducted from Consolidated Net Income; and (b) without duplication, all nonrecurring nonoperating income or expenses, including but not limited to gains or losses realized upon the termination of pension plans, upon the sale of assets (other than in the ordinary course of business) or the satisfaction of Indebtedness.

     Consolidated Total Interest Expense.  With respect to any Person, for any
     ------------ ----- -------- -------
fiscal period, the aggregate amount of interest expense in respect of all Indebtedness (other than Indebtedness relating to Franchise Agreements, licenses, leases or other agreements with BKC) of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with generally accepted accounting principles (including the interest portion of any deferred payment obligation, the interest component of Capitalized Leases, and net costs under interest rate hedging agreements or other derivative contracts providing interest rate protection, but excluding amortization of deferred financing fees if such amortization would otherwise be included in interest expense and excluding any interest payable in kind on the Holdings Senior Notes and the Holdings Senior PIK Notes).

     Credit Agreement.  This Consolidated, Amended and Restated Revolving Credit
     ------ ---------
Agreement, including the Schedules and Exhibits hereto.

     Debt Service Coverage Ratio.  As at any date of determination and with
     ---- ------- -------- -----
respect to AmeriKing and its Subsidiaries, the ratio of (a) the Consolidated Cash Flow of AmeriKing and its Subsidiaries for the Reference Period then ended to (b) the Total Debt Service of AmeriKing and its Subsidiaries for such Reference Period.

     Default.  See (S)13.1 hereof.
     -------

     Delinquent Bank.  See (S)15.5.3 hereof.
     ---------- ----

     Distribution.  The declaration or payment of any dividend on or in respect
     ------------
of any shares of any class of capital stock of a Person, other than dividends payable solely in shares of common stock or Preferred Stock of such Person; the purchase, redemption, or other retirement of any shares of any class of capital stock of a Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by a Person to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of a Person.

     Dollars or $.  Dollars in lawful currency of the United States of America.
     -------    -

     Domestic Lending Office.  Initially, the office of each Bank designated as
     -------- ------- ------
such in Schedule 1 hereto; thereafter, such other office of such Bank, if
        -------- -
any, located within the United States that will be making or maintaining Base Rate Loans.

     Drawdown Date.  The date on which any Revolving Credit Loan is made or is
     -------- ----
to be made.

     Dual-Use Establishment.  A single location at which more than one business
     -------- -------------
activity is conducted, but as to which the primary business is the conduct of a BKC Restaurant.

     EBITDA.  With respect to any fiscal period, an amount equal to the sum of
     ------
(a) Consolidated Net Income for such fiscal period, plus (b) in each case to the
                                                    ----
extent deducted in the calculation of such Person's Consolidated Net Income and without duplication (i) depreciation and amortization for such period, plus (ii)
                                                                       ----
other noncash charges made in calculating Consolidated Net Income for such period plus (iii) tax expense for such period, plus (iv) Consolidated Total
       ----                                    ----
Interest Expense paid or accrued during such period, plus (v) non-cash expenses
                                                     ----
relating to Financial Accounting Standards Board Statements Nos. 106, 109 and 121 deducted in the calculation of Consolidated Net Income for such period, plus
                                                                            ----
(vi) the aggregate amount of non-capitalized transaction costs incurred in connection with financings, (including, but not limited to, financing and refinancing fees), plus (vii) fees paid under the TJC Management Agreement and
                   ----
Intercompany Agreement to the extent permitted under (S)9.4(d), plus (viii)
                                                                ----
amortization of start-up costs of new restaurants developed by the Borrower and its Restricted Subsidiaries, plus (ix) directors fees, plus (x) up to $1,100,000
                             ----                      ----
of inventory reserves and write-offs from December 2000, all as determined in accordance with generally accepted accounting principles.

     Eligible Assignee.  Any of (a) a commercial bank or finance company
     -------- --------
organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such
                                                              --------
bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; (e) any investment company, investment fund, financial institution or other institutional lender (other than any financial institution which but for the amount of its total assets or net worth would have been an Eligible Assignee under clauses (a) through (d) above) having total assets in excess of $100,000,000 and (f) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld.

     Employee Benefit Plan.  Any employee benefit plan within the meaning of
     -------- ------- ----
(S)3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

     Environmental Laws.  See (S)7.18(a) hereof.
     ------------- ----

     EPA.  See (S)7.18(b).
     ---

     ERISA.  The Employee Retirement Income Security Act of 1974.
     -----

     ERISA Affiliate.  Any Person which is treated as a single employer with the
     ----- ---------
Borrower under (S)414 of the Code.

     ERISA Reportable Event.  A reportable event with respect to a Guaranteed
     ----- ---------- -----
Pension Plan within the meaning of (S)4043 of ERISA and the regulations promulgated thereunder.

     Event of Default.  See (S)13.1 hereof.
     ----- -- -------

     Exchange Debenture.  The 13% Subordinated Exchange Debenture due 2008 which
     -------- ---------
may be issued by AmeriKing pursuant to the Exchange Debenture Indenture.

     Exchange Debenture Indenture.  The Exchange Debenture Indenture dated as of
     -------- --------- ---------
December 3, 1996 between AmeriKing and Fleet National Bank, as trustee, in form and substance satisfactory to the Agent and the Banks.

     Exchange Offer. The exchange offer by which Holdings has offered to
     -------- -----
exchange the AmeriKing Senior Notes for the Holdings Senior Notes, Holdings Senior PIK Notes and Holdings Warrants, pursuant to the Exchange Offer Documents.

     Exchange Offer Documents.  Collectively, the (a) AmeriKing Senior Notes,
     -------- ----- ---------
(b) AmeriKing Senior Notes Indenture, (c) Holdings Senior Notes, (d) Holdings Senior Notes Indenture, (e) Holdings Senior PIK Notes Indenture, (f) Holdings Senior PIK Notes, (g) Holdings Warrants, (h) Offering Memorandum/Consent Solicitation, dated May 31, 2001 as amended by Supplement to Offering Memorandum/Consent Solicitation, (i) Notice of Guaranteed Delivery, (j) Consent and Letter of Transmittal, (k) Registration Rights Agreement and (l) Warrant Agreement.

     Executive Subscription Agreement.  The Executive and Advisor Subscription
     --------- ------------ ---------
Agreement, dated as of September 1, 1994, between Holdings and the parties listed on the signature pages thereto.

     Fee Letter.  The fee letter dated or to be dated on or prior to the Closing
     --- ------
Date between the Borrower and the Agent, in form and substance satisfactory to the Agent.

     FFCA.  FFCA Acquisition Corporation, a Delaware corporation.
     ----

     FFCA Leases.  Those certain lease agreements by and between FFCA, as
     ---- ------
lessor, and the Borrower (as successor to AmeriKing Virginia), as lessee, for each of the premises for which the "Lessee" on Exhibit A thereto is listed as AmeriKing Virginia, and by and between FFCA, as lessor, and AmeriKing Tennessee, as lessee, for each of the premises for which the "Lessee" on Exhibit A thereto is AmeriKing Tennessee, each in form and substance satisfactory to the Agent.

     FFCA NC Leases.  Those certain lease agreements by and between FFCA, as
     ---- -- ------
lessor, and the Borrower, as lessee, for each of the premises for which the "Lessee" on Exhibit A thereto is the Borrower, each in form and substance satisfactory to the Agent.

     Fleet.  Fleet National Bank, a national banking association, in its
     -----
individual capacity.

     Franchise Agreements.  The several Franchise Agreements (a) dated on or
     --------- ----------
prior to the Closing Date between the Borrower, or a Subsidiary of the Borrower and BKC, each in form and substance satisfactory to the Agent, (b) dated after the Closing Date between the Borrower and BKC, each in form and substance substantially similar to those Franchise Agreements entered into between such parties on or prior to the Closing Date, (c) dated after the Closing Date between any Restricted Subsidiary and BKC, each in form and substance substantially similar to those Franchise Agreements entered into between any Restricted Subsidiary and BKC on or prior to the Closing Date, and (d) dated after the Closing Date between any Unrestricted Subsidiary and BKC, each in form and substance substantially similar to those Franchise Agreements entered into between any other Unrestricted Subsidiary and BKC on or prior to the Closing Date.

     Generally accepted accounting principles.  (a) When used in (S)10, whether
     --------- -------- ---------- ----------
directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and (ii) to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the year ended on the Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Borrower adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     Guaranteed Pension Plan.  Any employee pension benefit plan within the
     ---------- ------- ----
meaning of (S)3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Guarantees.  Collectively, (a) the Guaranty, dated as of the date hereof
     ----------
made by AmeriKing in favor of the Banks and the Agent pursuant to which AmeriKing guarantees to the Banks and the Agent, the payment and performance of the Obligations, as the same may be amended, restated, supplemented or modified from time to time (the "AmeriKing Guaranty"); (b) the Guaranty, dated as of the date hereof, made by Holdings in favor of the Banks and the Agent pursuant to which Holdings guaranties to the Banks and the Agent the payment and performance of the Obligations, as the same may be amended, restated, supplemented or modified from time to time (the "Holdings Guaranty"); (c) the Guaranty dated as of the date hereof, made by the Restricted Subsidiaries in favor of the Banks and the Agent, pursuant to which each Restricted Subsidiary guaranties to the Banks and the Agent the payment and performance of the Obligations, as the same may be amended, restated, supplemented or modified from time to time; and (d) any Guaranty dated after the date hereof and executed and delivered as required by (S)8.17 and/or (S)8.18 hereof, made by each Person so required to execute and deliver such Guaranty pursuant to (S)8.17 and/or (S)8.18, in favor of the Banks and the Agent, pursuant to which such Person guarantees to the Banks and the Agent the payment and performance of the Obligations, as the same may be amended, restated, supplemented or modified from time to time, in each case in form and substance satisfactory to the Banks and the Agent.

     Hazardous Substances.  See (S)7.18(b) hereof.
     --------- ----------

     Holdings.  As defined in the preamble hereto.
     --------

     Holdings Guaranty.  As defined in the definition of Guarantees.
     -------- --------

     Holdings Senior Notes.  The 10.75% Holdings Senior Notes due November, 2007
     -------- ------ -----
issued pursuant to the Exchange Offer under the Holdings Senior Notes Indenture.

     Holdings Senior Notes Indenture.  The Indenture, dated as of June 29, 2001,
     -------- ------ ----- ---------
between Holdings and State Street Bank and Trust Company, as trustee, in form and substance satisfactory to the Agent.

     Holdings Senior PIK Notes.  The 13% Holdings Senior PIK Notes due May, 2008
     -------- ------ --- -----
issued pursuant to the Exchange Offer under the Holdings

Senior PIK Notes Indenture and any additional such notes issued in payment of interest thereon.

     Holdings Senior PIK Notes Indenture.  The Indenture dated June 29, 2001,
     -----------------------------------
between Holdings and State Street Bank and Trust Company, as trustee, in form and substance satisfactory to the Agent.

     Holdings Stock Pledge Agreement.  The Stock Pledge Agreement dated as of
     -------- ----- ------ ---------
the date hereof, between Holdings and the Agent as the same may be amended, restated, supplemented or modified from time to time.

     Holdings Warrants.  The warrants to purchase up to 19.99% of Holdings'
     -------- --------
common stock issued by Holdings to holders of the Holdings Senior PIK Notes.

     Indebtedness.  As to any Person and whether recourse is secured by or is
     ------------
otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

          (a) every obligation of such Person for money borrowed,

          (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

          (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

          (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith),

          (e) every obligation of such Person under any Capitalized Lease,

          (f) every obligation of such Person under any lease (a "Synthetic Lease") treated as an operating lease under generally accepted accounting principles and as a loan or financing for U.S. income tax purposes,

          (g) all sales by such Person of (A) accounts or general intangibles for money due or to become due, (B) chattel paper, instruments or documents creating or evidencing a right to payment of money or (C) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

          (h) every obligation of such Person (an "equity related purchase obligation") to purchase, redeem, retire or otherwise acquire for value (A) any shares of capital stock of any class issued by such Person, (B) any warrants, options or other rights to acquire any such shares, or (C) any rights measured by the value of such shares, warrants, options or other rights,

          (i) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a "derivative contract"),

          (j) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

          (k) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses
     (i) through (j) (the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (A) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (B) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (C) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

     The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (u) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, (v) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (w) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than the Borrower or any of its wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (x) any Synthetic Lease shall be the stipulated loss value, termination value or other equivalent amount, (y) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred and
(z) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price.

     Indiana Holdings.  AmeriKing Indiana Holdings, Inc., a Delaware corporation
     ----------------
and wholly owned Subsidiary of the Borrower.

     Indiana LP.  AmeriKing Indiana, L.P., a Delaware limited partnership.
     ----------

     Intercompany Management Agreement.  The Intercompany Management Consulting
     ---------------------------------
Agreement dated as of September 1, 1994 by and between the Borrower and Holdings.

     Intercreditor Agreement.  Collectively, (a) the Intercreditor Agreement
     -----------------------
dated as of September 1, 1994 (as amended pursuant to a First Amendment to Intercreditor Agreement dated as of December 30, 1994, a Second Amendment to Intercreditor Agreement dated as of June 17, 1997, a Third Amendment to Intercreditor Agreement dated as of December 24, 1998 and a Fourth Amendment to Intercreditor Agreement dated as of the Closing Date), among BKC, the Borrower, and the Agent, as the same may be amended, restated, supplemented or modified from time to time; and (b) the Intercreditor Agreement dated as of February 7, 1996 (as amended pursuant to a First Amendment to Intercreditor Agreement dated as of June 17, 1997 and a Second Amendment to Intercreditor Agreement dated as of December 24, 1998 and a Third Amendment to Intercreditor Agreement dated as of the Closing Date), among BKC, the Borrower, the Restricted Subsidiaries and the Agent, as the same may be amended, restated, supplemented or modified from time to time.

     Interest Coverage Ratio.  As at any date of determination and with respect
     -------- -------- -----
to Holdings, the ratio of (a) the sum of EBITDA of AmeriKing and its Subsidiaries for the Reference Period ending on such date to (b) Consolidated Total Interest Expense of AmeriKing and its Subsidiaries for such Reference Period.

     Interest Payment Date.  As to any Base Rate Loan, the last day of the
     ---------------------
calendar month with respect to interest accrued during such calendar month, including, without limitation, the calendar month which includes the Drawdown Date of such Base Rate Loan.

     Interest Period.  With respect to each Revolving Credit Loan (a) initially,
     ---------------
the period commencing on the Drawdown Date of such Revolving Credit Loan and ending on the last day of the calendar month; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan and ending on the last day of the next succeeding calendar month; provided that if any Interest Period with respect to a Base Rate
                --------
Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day.

     International Standby Practices.  With respect to any standby Letter of
     -------------------------------
Credit, International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the Agent in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

     Investments.  All expenditures made (other than Capital Expenditures not
     -----------
incurred or made in connection with the acquisition and/or development of restaurants) and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such Investment any amount received as a return of capital in cash (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from or added to, as the case may be, the aggregate amount of Investments any decrease or increase, as the case may be, in the value thereof.

     Investors.  JZEP, the Jordan Investors (as defined in the Stockholders
     ---------
Agreement), the Management Stockholders (as defined in the Stockholders Agreement) and the Executive and Advisors Stockholders (as defined in the Stockholders Agreement).

     Investor Subscription Agreement.  The Jordan Investor Subscription
     -------------------------------
Agreement, dated as of September 1, 1994, by and among AmeriKing and the Stockholders (as defined therein).

     Jordan Affiliates.  Leucadia Investors, Inc., John W. Jordan II, David W.
     -----------------
Zalaznick, Jonathan F. Boucher, John R. Lowden, Adam E. Max, A. Richard Caputo, Jr., John M. Camp, Jordan/Zalaznick Capital Company, John M. Camp Profit Sharing Plan, James E. Jordan, Jr. Profit Sharing Plan and Trust, John W. Jordan Revocable Trust and Paul Rodzevick Profit Sharing Plan and Trust, Paul R. Rodzevick, James E. Jordan, Thomas H. Quinn and JII Partners, Inc.

     Jordan Principal.  Collectively, (a) each partner, executive or employee of
     ----------------
TJC, (b) any wholly-owned Subsidiary of any one (or jointly of more than one of any) Person specified in clause (a), and (c) the spouse or any immediate family member of any Person specified in clause (a) or any trust solely for the benefit of any such Person where the spouse or any immediate family member of such Person.

     JZEP.  JZ Equity Partners PLC (f/k/a MCIT PLC), a public limited liability
     ----
company incorporated in England and Wales.

     Leases.  The several leases (a) dated prior to the Closing Date and listed
     ------
on Schedule A hereto; (b) dated after the Closing Date between the Borrower and
   -------- -
the owner of the real property which is the subject of such lease, so long as the terms and conditions of such leases are in form and substance substantially similar to those leases entered into by the Borrower on or prior to the Closing Date; (c) dated after the Closing Date between any Restricted Subsidiary and the owner of the real property which is the subject of such lease, so long as the terms and conditions of such leases are in form and substance substantially similar to those leases entered into by any other Restricted Subsidiary on or prior to the Closing Date; and (d) dated after the Closing Date between any Unrestricted Subsidiary and the owner of the real property which is the subject of such lease, so long as the terms and conditions of such leases are in form and substance substantially similar to those leases entered into by any other Unrestricted Subsidiary on or prior to the Closing Date.

     Letter of Credit.  See (S)4.1.1 hereof.
     ----------------

     Letter of Credit Application.  See (S)4.1.1 hereof.
     ----------------------------

     Letter of Credit Fee.  See (S)4.6 hereof.
     ---------------------

     Letter of Credit Participation.  See (S)4.1.4 hereof.
     ------------------------------

     Leverage Ratio.  As at any date of determination, the ratio of (a) Total
     --------------
Funded Indebtedness of AmeriKing and its Subsidiaries outstanding on such date, less cash and Cash Equivalents of Holdings and its Subsidiaries on such date to
(b) the EBITDA of AmeriKing and its Subsidiaries for any period of four consecutive fiscal quarters (treated as a single accounting period) ended on such date, or most recently ended fiscal quarter, as applicable, provided, the
                                                                 --------
calculation of the Leverage Ratio shall be made on a Pro Forma Basis.

     Majority Banks.  As of any date, (a) if there are three (3) or more Banks,
     --------------
any two or more Banks holding, in the aggregate, at least fifty one percent (51%) of the outstanding principal amount of the Revolving Credit Notes and the unfunded portion of the Commitments on such date, and if no such principal is outstanding, any two or more Banks whose aggregate Commitments constitute at least fifty one percent (51%) of the Total Revolver Commitment, and (b) if there are less than three (3) Banks, all the Banks.

     Management Agreement.  The Management Agreement as of September 1, 1994, by
     --------------------
and among TJC Management Corp., AmeriKing and the Borrower, as amended by Amendment No. 1 to Management Agreement dated February 7, 1996.

     Management Subscription Agreement.  The Management Subscription Agreement,
     ---------------------------------
dated as of September 1, 1994, as amended by Amendment No. 1 to Management Subscription Agreement dated as of December 3, 1996, between AmeriKing and the Stockholders (as defined therein).

     Maximum Drawing Amount.  The maximum aggregate amount that the
     ----------------------
beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

     Mortgage Amendment.  Collectively, (a) the First Amendment to Leasehold
     ------------------
Mortgage, dated as of June 17, 1997, between the Borrower (as successor by merger with AmeriKing Virginia) and the Agent, (b) the Second Amendment to Leasehold Mortgage, dated prior to the Closing Date, between the Borrower (as successor by merger with AmeriKing Virginia) and the Agent, and (c) the Third Amendment to Leasehold Mortgage, to be executed pursuant to Section 11.16 hereof, between the Borrower and the Agent, and in form and substance satisfactory to the Agent.

     Mortgaged Property.  Any Real Estate which is subject to any Mortgage.  The
     ------------------
Mortgaged Properties on the Closing Date shall include those properties listed on Schedule 1A attached hereto.
   -------- --

     Mortgages.  The several mortgages and deeds of trust, (a) dated on or prior
     ---------
to the Closing Date, as amended by the Mortgage Amendment; or (b) entered into after the Closing Date pursuant to (S)8.15, from the Borrower and its Restricted Subsidiaries to the Agent with respect to the leasehold interests of the Borrower and its Restricted Subsidiaries in the Real Estate, in form and substance satisfactory to the Agent.

     Multiemployer Plan.  Any Multiemployer plan within the meaning of (S)3(37)
     ------------------
of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

     Net Sale Proceeds.  The net proceeds received by AmeriKing or any of its
     -----------------
Subsidiaries in respect of any asset sale or disposition, less all reasonable out of pocket fees, commissions, taxes paid as a result of such sale or disposition and other expenses incurred in connection with such asset sale or disposition.

     Non-Affected Bank(s).  As at any date of determination, those Banks which
     --------------------
are not Affected Banks.

     Obligations.  All indebtedness, obligations and liabilities of any of
     -----------
AmeriKing, Holdings, the Borrower and their Subsidiaries to any of the Banks and the Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement, or any of the other Revolver Loan Documents or in respect of any of the Revolving Credit Loans made or Reimbursement Obligations incurred or any of the Revolving Credit Notes, Letter of Credit Application, Letter of Credit, or arising or incurred in connection with any interest rate protection arrangements or other derivative contracts or any documents, agreements or instruments executed in connection therewith, or other instruments at any time evidencing any thereof.

     Outstanding.  With respect to the Revolving Credit Loans, the aggregate
     -----------
unpaid principal thereof as of any date of determination.

     Partnership Pledges.  Collectively, (a) the Amended and Restated Collateral
     -------------------
Assignment of Partnership Interest executed by AmeriKing, and (b) the Amended and Restated Collateral Assignment of Partnership Interest executed by Indiana Holdings, each dated as of the date hereof in favor of the Agent for the benefit of the Banks and the Agent, and as each may be amended and in effect from time to time.

     PBGC.  The Pension Benefit Guaranty Corporation created by (S)4002 of ERISA
     ----
and any successor entity or entities having similar responsibilities.

     Perfection Certificate.  Each Perfection Certificate, as defined in each of
     ----------------------
the Security Agreements.

     Permitted Liens.  Liens, security interests and other encumbrances
     ---------------
permitted by (S)9.2.

     Person.  Any individual, corporation, partnership, trust, unincorporated
     ------
association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     Preferred Stock.  As applied to the capital stock of any Person, means the
     ---------------
capital stock of any class or classes (however designated) that is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of capital stock of any other class of such Person.

     Pro Forma Basis.  For any Reference Period which includes an acquisition by
     ---------------
AmeriKing or any of its Subsidiaries of the assets and businesses of BKC Restaurants or other quick service restaurants, the Total Funded Indebtedness (or, in the case of Consolidated Total Interest Expenses, all Indebtedness) and EBITDA for the fiscal quarter in which such acquisition occurred, each full fiscal quarter thereafter to the end of the Reference Period, and each full fiscal quarter from the beginning of the Reference Period to the date of such acquisition with reference to the audited historical financial results of the Person so acquired and AmeriKing and its Subsidiaries for the applicable Reference Period after giving effect on a pro forma basis to such acquisition and assuming that such acquisition had been consummated at the beginning of such Reference Period in the manner described in (i), (ii) and (iii) below:

          (i) all Indebtedness (under this Credit Agreement or otherwise) and any other balance sheet adjustments incurred or made in connection with such acquisition shall be deemed to have been incurred or made on the first day of the Reference Period, and all Indebtedness of the Person acquired or to be acquired in such acquisition which was or will have been repaid in connection with the consummation of such acquisition shall be deemed to have been repaid concurrently with the incurrence of the Indebtedness incurred in connection with such acquisition;

          (ii) all Indebtedness assumed to have been incurred pursuant to the preceding clause (i) shall be deemed to have borne interest at the sum of
     (a) the arithmetic mean of (x) the Eurodollar Rate for Eurodollar Rate Loans having an Interest Period of one month in effect on the first day of the Reference Period and (y) the Eurodollar Rate for Eurodollar Rate Loans having an Interest Period of one month in effect on the last day of the Reference Period plus (b) the Applicable Margin for Revolving Credit Loans
                      ----
     then in effect (after giving effect to such acquisition on a pro forma basis); and

          (iii) other reasonable cost savings, expenses and other income statement or operating statement adjustments which are attributable to the change in ownership and/or management resulting from such acquisition as may be approved by the Agent in writing (which approval shall not be unreasonably withheld) shall be deemed to have been realized on the first day of the Test Period;

          provided, that, to the extent that the number of restaurants acquired
          --------  ----
     in such acquisition does not exceed a number equal to 10% of the restaurants owned by AmeriKing and Subsidiaries immediately prior to such acquisition, Pro Forma Basis may be determined with reference to unaudited financial statements of the Person so acquired if audited financial statements are unavailable.

     Real Estate.  All real property at any time owned or leased (as lessee or
     -----------
sublessee) by the Borrower or any of its Subsidiaries.

     Reference Period.  A period of four (4) consecutive fiscal quarters.
     ----------------

     Registration Rights Agreement.  Collectively, the Registration Rights
     ------------ ------ ---------
Agreements dated as of June 29, 2001, executed by Holdings in favor of the holders of the Holdings Senior Notes and Holdings Senior PIK Notes, as each may be amended, restated, supplemented or modified from time to time.

     Reimbursement Obligation.  The Borrower's obligation to reimburse the Agent
     ------------------------
and the Banks on account of any drawing under any Letter of Credit as provided in (S)4.2.

     Restated Certificate of Incorporation.  The Amended and Restated
     -------------------------------------
Certificate of Incorporation of AmeriKing, dated as of December 3, 1996 and in form and substance satisfactory to the Agent and the Banks.

     Restaurant Cash Flow.  For each restaurant, the EBITDA of such restaurant
     ---------- ---- ----
for the period of the immediately preceding twelve (12) months plus, to the
                                                               ----
extent deducted in calculating EBITDA, the aggregate amount of allocated general and administrative expenses not directly associated with such restaurant during such period in accordance with past practices of the Borrower.

     Restricted Payment.  In relation to Holdings and its Subsidiaries, (a) any
     ------------------
Distribution or (b) any payment or transfer of property by the Borrower or its Subsidiaries to Holdings, AmeriKing or any Investor or to any other Affiliate of the Borrower, Holdings, AmeriKing or any Investor.

     Restricted Subsidiary.  Any Subsidiary of the Borrower which is not an
     ---------- ----------
Unrestricted Subsidiary.

     Revolver Commitment.  With respect to each Bank, the amount set forth on
     -------------------
Schedule 1 hereto as the amount of such Bank's commitment to make Revolving
----------
Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

     Revolver Commitment Percentage.  With respect to each Bank, the percentage
     ------------------------------
set forth on Schedule 1 hereto as such Bank's percentage of the aggregate Total
             ----------
Revolver Commitment.

     Revolver Loan Documents.  This Credit Agreement, the Notes, the Letter of
     -------- --------------
Credit Applications, the Letters of Credit, the Fee Letter, the Intercreditor Agreements and the Security Documents.

     Revolver Reduction Amount.  See (S)3.2(b) hereof.
     -------- --------- ------

     Revolving Credit Loan Maturity Date.  June 30, 2002.
     -----------------------------------

     Revolving Credit Loans.  Revolving credit loans made or to be made by the
     ----------------------
Banks to the Borrower pursuant to (S)2.

     Revolving Credit Note Record.  The grid attached to a Revolving Credit
     ----------------------------
Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Revolving Credit Loan referred to in such Revolving Credit Note.

     Revolving Credit Notes.  See (S)2.4 hereof.
     ----------------------

     Securities Purchase Agreement.  That certain Securities Purchase Agreement
     -----------------------------
dated as of November 30, 1994, between AmeriKing and BBI pursuant to which (a) certain junior subordinated notes in an original aggregate principal amount of $600,000 were issued by AmeriKing and (b) BBI purchased $1,900,000 of preferred stock of AmeriKing, as amended by Amendment No. 1 to the Securities Purchase Agreement dated as of February 7, 1996 between AmeriKing and BBI, and as the same may be further amended and in effect from time to time in accordance with the terms of this Credit Agreement and the other Revolver Loan Documents.

     Security Agreements.  Collectively, (a) the Second Amended and Restated
     -------------------
Security Agreement between the Borrower and the Agent, (b) the Amended and Restated Security Agreement between Indiana LP and the Agent, (c) the Amended and Restated Security Agreement between Indiana Holdings and the Agent, (d) the Amended and Restated Security Agreement between AmeriKing and the Agent and (e) the Security Agreement between Holdings and the Agent, each dated as of the date hereof and each as may be amended, restated, supplemented or modified from time to time.

     Security Documents.  The Guarantees, the Security Agreements, the Borrower
     ------------------
Stock Pledge Agreement, the Partnership Pledges, the Mortgages, the Holdings Stock Pledge Agreement and the AmeriKing Stock Pledge Agreement.

     Senior Exchange Preferred Stock.  The Senior Exchangeable Preferred Stock
     -------------------------------
due 2008 of AmeriKing.

     Senior Leverage Ratio.  As at any date of determination, the ratio of (a)
     ---------------------
Total Funded Indebtedness of AmeriKing and its Subsidiaries outstanding on such date, less the sum, without duplication, of (i) Subordinated Debt outstanding on
      ----
such date, (ii) the outstanding principal amount of the Holdings Senior Notes on such date, (iii) the outstanding principal amount of Holdings Senior PIK Notes on such date, and (iv) the outstanding principal amount of the AmeriKing Senior Notes on such date, to
(b) the EBITDA of AmeriKing and its Subsidiaries for the period of four consecutive fiscal quarters (treated as a single accounting period) ended on such date or on the most recently ended fiscal quarter end, as applicable, provided the calculation of the Senior Leverage Ratio shall be made on a Pro
--------
Forma Basis.

     Senior Preferred Stock.  The Preferred Stock of AmeriKing designated as
     ------ --------- -----
"Senior Preferred Stock" pursuant to its Capitalization Documents.

     Stockholders Agreement.  The Amended and Restated Stockholders Agreement
     ------------ ---------
dated as of December 3, 1996, among the Borrower, BBI, the Investors and AmeriKing, in form and substance satisfactory to the Agent and the Banks.

     Subordinated Debt.   Collectively, (a) Indebtedness of AmeriKing, the
     ------------ ----
Borrower or any of their Subsidiaries evidenced by the Subordination Documents, and that is expressly subordinated and made junior to the payment and performance in full of the Obligations, and (b) unsecured Indebtedness of AmeriKing, Holdings, the Borrower or any of their Subsidiaries, the incurrence and terms of which have been approved in writing by the Agent and the Majority Banks and which (i) is expressly subordinated and made junior to the payment and performance in full of the obligations pursuant to a subordination agreement which is in form and substance acceptable to the Agent; (ii) has no scheduled or mandatory principal payments, redemptions or repurchases prior to the Revolving Credit Loan Maturity Date and has a final maturity date no earlier than one year after the Revolving Credit Loan Maturity Date; and (iii) contains terms, conditions, interest rates and defaults acceptable to the Agent.

     Subordinated Notes.  Any Non-Negotiable Three Year Junior Subordinated
     ------------ -----
Notes issued pursuant to the Management Subscription Agreement.

     Subordination Documents.  The Subordinated Notes and that portion of the
     ------------- ---------
Securities Purchase Agreement which governs the subordinated notes issued to BBI.

     Subsidiary.  Any corporation, association, trust, or other business entity
     ----------
of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

     Survey.  In relation to each Mortgaged Property, an instrument survey of
     ------
such Mortgaged Property which shall show the location of all buildings, structures, easements and utility lines on such Mortgaged Property, shall be sufficient to remove the survey exception from the Title Policy, shall show that all buildings and structures are within the lot lines of such Mortgaged Property, shall not show any material encroachments by others, shall show the zoning district or districts in which such Mortgaged Property is located in a flood hazard district as established by the Federal Emergency Management Agency or any successor agency or is located in any flood plain, flood hazard or wetland protection district established under federal, state or local law.

     Surveyor Certificate.  In relation to each Mortgaged Property for which a
     -------- -----------
Survey has been conducted, a certificate executed by the surveyor who prepared such Survey dated as of a recent date and containing such information relating to such Mortgaged Property as the Agent or the Title Insurance Company may require, such certificate to be reasonably satisfactory to the Agent in form and substance.

     Synthetic Lease.  As defined in paragraph (f) of the definition of
     --------- -----
Indebtedness.

     Tax Sharing Agreement.  The Amended and Restated Tax Sharing Agreement,
     --- ------- ---------
dated as of December 3, 1996, by and among Holdings, the Borrower and their Subsidiaries, which shall be in form and substance satisfactory to the Agent.

     Title Insurance Company.  Lawyers Title Insurance Company.
     ----- --------- -------

     Title Policy.  In relation to each Mortgaged Property, an ALTA standard
     ----- ------
form title insurance policy issued by the Title Insurance Company (with such reinsurance or co-insurance as the Agent may reasonably require, any such reinsurance to be with direct access endorsements) in such amount as may be reasonably determined by the Agent insuring the priority of the Mortgage of such Mortgaged Property and that the Borrower or one of its Subsidiaries holds marketable leasehold title to such Mortgaged Property, subject only to the encumbrances permitted by such Mortgage and which shall not contain exceptions for mechanics liens or persons in occupancy, shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its reasonable discretion, and shall contain such endorsements and affirmative insurance as the Agent in its discretion may reasonably require, if available in the applicable jurisdiction, including but not limited to (a) comprehensive endorsement, (b) variable rate of interest endorsement, (c) usury endorsement, (d) revolving credit endorsement, (e) tie-in endorsement, (f) doing business endorsement and (g) ALTA form 3.1 zoning endorsement.

     TJC.  The Jordan Company LLC, a New York limited liability company.
     ---

     Total Debt Service.  For any period with respect to the any Person and its
     ----- ---- -------
Subsidiaries, all scheduled mandatory payments of principal on Indebtedness of such Person and its Subsidiaries (other than Indebtedness relating to Franchise Agreements, leases, licenses and other agreements with BKC) made or required to be made in that period plus the Consolidated Total Interest Expense of such
                       ----
Person and its Subsidiaries for that period.

     Total Funded Indebtedness.  All Indebtedness of AmeriKing and its
     ----- ------ ------------
Subsidiaries for borrowed money (including without limitation, the outstanding amount of all Revolving Credit Loans, all Unpaid Reimbursement Obligations, the Maximum Drawing Amount of all issued and outstanding Letters of Credit, the face amount of any other letters of credit, the AmeriKing Senior Notes and the Holdings Senior Notes, but excluding the Holdings Senior PIK Notes and any interest payable in kind on the Holdings Senior Notes and the Holdings Senior PIK Notes), purchase money Indebtedness and with respect to Capitalized Leases and Synthetic Leases, determined on a consolidated basis in accordance with generally accepted accounting principles.

     Total Revolver Availability.  At any time, the amount, if any, by which the
     ----- -------- ------------
Total Revolver Commitment exceeds the sum of the aggregate outstanding Revolving Credit Loans, the Maximum Drawing Amount and the Unpaid Reimbursement Obligations.

     Total Revolver Commitment.  The sum of the Revolver Commitments of the
     ----- -------- ----------
Banks, as in effect from time to time.

     Uniform Customs.  With respect to any Letter of Credit, the Uniform Customs
     ------- -------
and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

     Unpaid Reimbursement Obligation.  Any Reimbursement Obligation for which
     ------ ------------  ----------
the Borrower does not reimburse the Agent and the Banks on the date specified in, and in accordance with, (S)4.2.

     Unrestricted Subsidiary.  Each Subsidiary of the Borrower as to which (a)
     ------------ ----------
the Board of Directors of the Borrower has designated such Subsidiary as an Unrestricted Subsidiary at or prior to the time such Subsidiary is formed or acquired by the Borrower, as the case may be, and the Borrower has provided written notice to the Agent in reasonable detail of such designation within five
(5) Business Days after designation thereof; (b) the Borrower owns not less than eighty percent (80%) of the capital stock of such Subsidiary and eighty percent (80%) of the Voting Stock of such Subsidiary; (c) such Subsidiary has become a party to the Tax Sharing Agreement; (d) all of such Subsidiary's liabilities are non-recourse as to AmeriKing, Holdings, the Borrower or any Restricted Subsidiary; and (e) no Jordan Principal owns capital stock of such Subsidiary (except indirectly through Holdings or AmeriKing).

     Voting Stock.  Stock or similar equity interest of a Person pursuant to
     ------ -----
which the holders thereof have, at the time of determination, the general voting power under ordinary circumstances to vote for the election of directors (or persons performing similar functions), managers, trustees or general partners of such Person (irrespective of whether or not at the time any other class or classes will have or might have voting power by reason of the happening of any contingency).

     Warrant Agreement.  The Warrant Agreement dated as of June 29, 2001,
     ------- ---------
between Holdings and State Street Bank and Trust Company, as warrant agent, as the same may be amended, restated, supplemented or modified from time to time.

     1.2. Rules of Interpretation.
          ----- -- --------------

          (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

          (b) The singular includes the plural and the plural includes the singular.

          (c) A reference to any law includes any amendment or modification to such law.

          (d) A reference to any Person includes its permitted successors and permitted assigns.

          (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

          (f)  The words "include", "includes" and "including" are not limiting.

          (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

          (h) Reference to a particular "(S)" refers to that section of this Credit Agreement unless otherwise indicated.

          (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

                      2.  THE REVOLVING CREDIT FACILITY.
                          --- --------- ------ --------

     2.1. Commitment to Lend. Subject to the terms and conditions set forth in
          ---------- -- ----
this Credit Agreement (including, but not limited to those
requirements set forth in (S)2.6 below), each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the Closing Date and the Revolving Credit Loan Maturity Date upon notice by the Borrower to the Agent given in accordance with (S)2.6, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Revolver Commitment minus such Bank's Revolver Commitment
                                   -----
Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the Total Revolver Commitment. The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Revolver Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in (S)11 and (S)12, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and (S)12, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

     2.2. Commitment Fee. The Borrower agrees to pay to the Agent for the
          ---------- ---
accounts of the Banks in accordance with their respective Revolver Commitment Percentages a commitment fee calculated at the rate of the Commitment Fee Rate per annum on the average daily amount during each calendar month or portion thereof from the Closing Date to the Revolving Credit Loan Maturity Date by which the Total Revolver Commitment minus the sum of the Maximum Drawing Amount
                                    -----
and all Unpaid Reimbursement Obligations exceeds the outstanding amount of Revolving Credit Loans during such calendar month. The commitment fee shall be payable monthly in arrears on the first day of each calendar month for the immediately preceding calendar month commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Maturity Date or any earlier date on which the Revolver Commitments shall terminate.

     2.3. Reduction of Total Revolver Commitment. The Total Revolver Commitment
          --------- -- ----- -------- ----------
shall be automatically and permanently reduced at the end of each fiscal quarter by the Revolver Reduction Amount for such fiscal quarter as more fully set forth in (S)3.2(b), whereupon the Revolver Commitments of the Banks shall be reduced pro rata in accordance with their respective Revolver Commitment Percentages of
--- ----
the amount of the applicable Revolver Reduction Amount. In addition, the Borrower shall have the right from time to time upon five (5) Business Days prior written notice to the Agent to reduce by $1,000,000 or an integral multiple of $250,000 in excess thereof the unborrowed portion of the Total Revolver Commitment or terminate entirely the Total Revolver Commitment, whereupon the Total Revolver Commitments of the Banks shall be reduced pro rata
                                                                       --- ----
in accordance with their respective Revolver Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this (S)2.3, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Revolver Commitments may be reinstated.

     2.4. The Revolving Credit Notes. The Revolving Credit Loans shall be
          --- --------- ------ -----
evidenced by separate amended and restated promissory notes of the Borrower in substantially the form of Exhibit A hereto (each a "Revolving Credit Note"),
                          ------- -
dated as of the Closing Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Revolver Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Note, an appropriate notation on such Bank's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Revolving Credit Record shall be prima facie evidence of the principal amount thereof owing and unpaid
         ----- -----
to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Revolving Credit Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

     2.5. Interest on Revolving Credit Loans. Except as otherwise provided in
          -------- -- --------- ------ -----
(S)5.11, each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate plus three percent
                                                             ----
(3%) per annum. The Borrower promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

     2.6. Requests for Revolving Credit Loans. The Borrower shall give to the
          -------- --- --------- ------ -----
Agent written notice in the form of Exhibit B hereto (or telephonic notice
                                    ------- -
confirmed in a writing in the form of Exhibit B hereto) of each Revolving Credit
                                      ------- -
Loan requested hereunder (a "Revolving Credit Loan Request") no later than 1:00 p.m. (Boston time) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested, and (ii) the proposed Drawdown Date of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Each Revolving Credit Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Banks on the proposed

Drawdown Date. Each Revolving Credit Loan Request shall be in a minimum aggregate amount of $500,000 or a larger integral multiple of $100,000. Subject to the foregoing, and subject to the satisfaction of the conditions set forth in
(S)12, so long as no Default or Event of Default shall have occurred and be continuing, and all of the applicable conditions set forth in this Credit Agreement shall have been met, each Bank shall lend to the Borrower such Bank's Revolver Commitment Percentage of the Revolving Credit Loan so requested in immediately available funds by advancing the same to the Agent pursuant to
(S)2.7.1.

     2.7. Funds for Revolving Credit Loan.
          ----- --- --------- ------ ----

          2.7.1. Funding Procedures. Not later than 1:00 p.m. (Boston time) on
                 ------- ----------
     the proposed Drawdown Date of any Revolving Credit Loans, each of the Banks will make available to the Agent, at the Agent's Office, in immediately available funds, the amount of such Bank's Revolver Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by
     (S)(S)11 and 12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Revolver Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Revolver Commitment Percentage of any requested Revolving Credit Loans.

          2.7.2. Advances by Agent. The Agent may, unless notified to the
                 -------- -- -----
     contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Revolver Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (b) the amount of such Bank's Revolver
                                  -----
     Commitment Percentage of such Revolving Credit Loans, times (c) a fraction,
                                                           -----
     the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Revolver Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due
                                         ----- -----
     and owing to the Agent by such Bank. If the amount of such Bank's Revolver Commitment Percentage of such Revolving Credit Loans is not made available to the Agent by such Bank within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

                 3.  REPAYMENT OF THE REVOLVING CREDIT LOANS.
                     ---------------------------------------

     3.1. Maturity. The Borrower promises to pay on the Revolving Credit Loan
          --------
Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

     3.2. Mandatory Repayments of Revolving Credit Loans. (a) If at any time the
          --------- ---------- -- --------- ------ -----
sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the Total Revolver Commitment then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans; and third, to provide to the Agent cash collateral for Reimbursement Obligations as contemplated by (S)4.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. In addition, in the event AmeriKing or any of its Subsidiaries receives any Net Sale Proceeds from
(a) the sale or other disposition of assets permitted by (S)9.5.2 which Net Sale Proceeds are required by (S)9.5.2 to be repaid to the Agent hereunder; (b) cash proceeds from the sale of any of the capital stock of AmeriKing or any of its Subsidiaries or any other equity issuance by AmeriKing or any of its Subsidiaries; (c) cash proceeds from the incurrence of Subordinated Debt; or (d) insurance proceeds (excluding (i) proceeds used for repair or replacement of Capital Assets destroyed or damaged in whole or in part and (ii) business interruption claims up to an aggregate amount of not more than $250,000 in any fiscal year), such amounts shall be paid to the Agent for the pro rata accounts
                                                              --- ----
of the Banks to be applied to the outstanding Revolving Credit Loans and the Total Revolver Commitment concurrently shall be permanently reduced by such amount.

     (b) As of the Closing Date and then on the last day of each succeeding fiscal quarter set forth in the table below, the Borrower shall further repay the Revolving Credit Loans and, if all Revolving Credit Loans have been repaid, provide cash collateral for the Letters of Credit, in the amount by which (i) the sum of the Borrower's and its Subsidiaries' cash and Cash Equivalents on such date plus the sum of the Total Revolver Availability exceeds
                         ----
(ii) the maximum amount set forth opposite such date in such table (each such amount for each applicable quarter being hereinafter referred to as a "Revolver Reduction Amount"):

     ----------------------------------------------------------
          Closing Date or Fiscal           Maximum Amount
               Quarter End
     ----------------------------------------------------------
                6/29/01                      $14,000,000
     ----------------------------------------------------------
                9/24/01                      $13,000,000
     ----------------------------------------------------------
                12/31/01                     $12,000,000
     ----------------------------------------------------------
                3/25/02                      $10,000,000
     ----------------------------------------------------------

     The Total Revolver Commitment shall be permanently reduced on each such date by the Revolver Reduction Amount for such quarter.

     3.3. Optional Repayments of Revolving Credit Loans. The Borrower shall have
          -------- ---------- -- --------- ------ -----
the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium. The Borrower shall give the Agent, no later than 11:00 a.m. (Boston time), at least one (1) Business Days prior written notice of any proposed prepayment pursuant to this (S)3.3, specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $100,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment. Each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, as the case may be, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                            4.  LETTERS OF CREDIT.
                                -----------------

     4.4. Letter of Credit Commitments.
          ------ -- ------ -----------

          4.1.1. Commitment to Issue Letters of Credit. Subject to the terms and
                 ---------- -- ----- ------- -- ------
     conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Agent's customary form (a "Letter of Credit Application"), the Agent on behalf of the Banks and in reliance upon the agreement of the Banks set forth in (S)4.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more standby or documentary letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Borrower and agreed to by the Agent; provided, however, that, after giving effect to such
                      --------  -------
     request, (a) the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $10,000,000 at any one time, and
     (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit,
     (ii) all Unpaid Reimbursement Obligations, and (iii) the amount of all Revolving Credit Loans outstanding shall not exceed the Total Revolver Commitment

          4.1.2. Letter of Credit Applications. Each Letter of Credit
                 ------ -- ------ ------------
     Application shall be completed to the satisfaction of the Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

          4.1.3. Terms of Letters of Credit. Each Letter of Credit issued,
                 ----- -- ------- -- ------
     extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) have an expiry date no later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirming bank or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs or, in the case of Standby Letters of Credit, either the Uniform Customs or the International Standby Practices.

          4.1.4. Reimbursement Obligations of Banks. Each Bank severally agrees
                 ------------- ----------- -- -----
     that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Revolver Commitment Percentage, to reimburse the Agent on demand for the amount of each draft paid by the Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to (S)4.2 (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank).

          4.1.5. Participations of Banks. Each such payment made by a Bank shall
                 -------------- -- -----
     be treated as the purchase by such Bank of a participating interest in the Borrower's Reimbursement Obligation under (S)4.2 in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to (S)4.2.

     4.2. Reimbursement Obligation of the Borrower. In order to induce the Agent
          ------------- ---------- -- --- --------
to issue, extend and renew each Letter of Credit and the Banks to participate therein, the Borrower hereby agrees to reimburse or pay to the Agent, for the account of the Agent or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Agent hereunder,

          (a) except as otherwise expressly provided in (S)4.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Agent, or the Agent otherwise makes a payment with respect thereto,
     (i) the amount paid by the Agent under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Agent or any Bank in connection with any payment made by the Agent or any Bank under, or with respect to, such Letter of Credit,

          (b) upon the reduction (but not termination) of the Total Revolver Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations, and

          (c) upon the termination of the Total Revolver Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with (S)13, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Agent at the Agent's Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this (S)4.2 at any time from the date such amounts become due and payable (whether as stated in this (S)4.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent on demand at the rate specified in (S)5.8 for overdue principal on the Revolving Credit Loans.

     4.3. Letter of Credit Payments. If any draft shall be presented or other
          ------ -- ------ --------
demand for payment shall be made under any Letter of Credit, the Agent shall notify the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Agent as provided in
(S)4.2 on or before the date that such draft is paid or other payment is made by the Agent, the Agent may at any time thereafter notify the Banks of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Bank shall make available to the Agent, at the Agent's Office, in immediately available funds, such Bank's Revolver Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (b) the
                                                               -----
amount equal to such Bank's Revolver Commitment Percentage of such Unpaid Reimbursement Obligation, times (c) a fraction, the numerator of which is the
                          -----
number of days that elapse from and including the date the Agent paid the draft presented for honor or otherwise made payment to the date on which such Bank's Revolver Commitment Percentage of such Unpaid Reimbursement obligation shall become immediately available to the Agent, and the denominator of which is 360. The responsibility of the Agent to the Borrower and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

     4.4. Obligations Absolute. The Borrower's obligations under this (S)4 shall
          ----------- --------
be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Agent, any Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the Agent and the Banks that the Agent and the Banks shall not be responsible for, and the Borrower's Reimbursement Obligations under (S)4.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Agent and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrower and shall not result in any liability on the part of the Agent or any Bank to the Borrower.

     4.5. Reliance by Issuer. To the extent not inconsistent with (S)4.4, the
          -------- -- ------
Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

     4.6. Letter of Credit Fee. The Borrower shall pay to the Agent a fee (in
          ------ -- ------ ---
each case, a "Letter of Credit Fee") (a) in respect of each standby Letter of Credit issued pursuant to this Credit Agreement, calculated at the rate of four and one-half percent (4 1/2%) per annum on the face amount of each such Letter of Credit, and the Agent shall, in turn, remit to each Bank its pro rata share
                                                                --- ----
of a portion of such Letter of Credit Fee calculated at a rate of four and one-quarter percent (4 1/4%) per annum on the face amount of each such Letter of Credit, and (b) in respect of each documentary Letter of Credit issued pursuant to this Credit Agreement, calculated at the rate of four percent (4%) per annum on the face amount of such Letter of Credit, and the Agent shall, in turn, remit to each Bank its pro rata share of a portion of such Letter of Credit Fee
                 --- ----
calculated at a rate of three and three quarters percent (3 3/4%) per annum on the face amount of each such Letter of Credit. The Letter of Credit Fee for each Letter of Credit shall be payable annually in advance, on the date of issuance of such Letter of Credit, and on each anniversary thereof until such Letter of Credit expires or is canceled. In addition, the Borrower shall pay to the Agent, for its own account, the Agent's standard issuance, processing, negotiation, amendment and administrative fees, determined in accordance with customary fees and charges for similar facilities.

                        5.  CERTAIN GENERAL PROVISIONS.
                            ------- ------- ----------

     5.1. Amendment and Closing Fee. The Borrower agrees to pay:
          --------- --- ------- ---

          (a) on the Closing Date, to the Agent for the pro rata account of the Banks that execute this Agreement by June 29, 2001, an amendment fee in the amount of 0.25% of the Total Revolver Commitment, and

          (b) to the Agent, for the pro rata account of the Banks, a closing fee in an amount equal to the greater of (a) $1,732,500 or (b) an amount equal to 3.375% of the fully diluted equity value of AmeriKing (at closing, subject to dilution by any future equity issuances) (the "Closing Fee"). The Closing Fee shall be deemed fully earned as of the Closing Date. The Closing Fee shall be payable on the date of earliest to occur of (a) the payment in full in cash of all Obligations hereunder, (b) sale of all or substantially all of AmeriKing's, Holdings' or the Borrower's assets, (c) a Change of Control and (d) June 30, 2002.

     5.2. Agent's Fee.
          ------- ---

     The Borrower shall pay to the Agent an agent's fee (the "Agent's Fee") as provided in the Fee Letter.

     5.3. Funds for Payments.
          ----- --- --------

          5.3.1. Payments to Agent. All payments of principal, interest,
                 -------- -- -----
     Reimbursement Obligations, commitment fees, Letter of Credit Fees and any other amounts due hereunder or under any of the other Revolver Loan Documents shall be made on the due date thereof to the Agent in Dollars, for the respective accounts of the Banks and the Agent, at the Agent's Office or at such other location as the Agent may from time to time designate, in each case at or about 11:00 a.m. (Boston, Massachusetts, time or other local time at the place of payment) and in immediately available funds.

          5.3.2. No Offset, etc. Except as otherwise provided in (S)5.5, all
                 -- ------- ----
     payments by the Borrower hereunder and under any of the other Revolver Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. Except as otherwise provided in (S)5.5, if any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Revolver Loan Documents, the Borrower will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Revolver

     Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Revolver Loan Document.

     5.4. Computations. All computations of interest on the Revolving Credit
          ------------
Loans, commitment fees, Letter of Credit Fees or other fees shall be based on a 360-day year and paid for the actual number of days elapsed. Whenever a payment hereunder or under any of the other Revolver Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Revolving Credit Loans as reflected on the Revolving Credit Note Records, as the case may be, from time to time shall be considered correct and binding on the Borrower unless within five (5) Business Days after receipt of any notice by the Agent or any of the Banks of such outstanding amount, the Agent or such Bank shall notify the Borrower to the contrary.

     5.5  Additional Costs, etc. If any present or future applicable law, which
          ---------- ------ ---
expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

          (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Revolver Loan Documents, any Letters of Credit, such Bank's Revolver Commitment or the Revolving Credit Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

          (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Revolving Credit Loans or any other amounts payable to any Bank or the Agent under this Credit Agreement or any of the other Revolver Loan Documents, or

          (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank, or

          (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Credit Agreement, the other Revolver Loan Documents, any Letters of Credit, the Revolving Credit Loans, such Bank's Revolver Commitment, or any class of loans, letters of credit or commitments of which any of the Revolving Credit Loans or such Bank's Revolver Commitment forms a part, and the result of any of the foregoing is:

               (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Revolving Credit Loans or such Bank's Revolver Commitment or any Letter of Credit, or

               (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Bank or the Agent hereunder on account of such Bank's Revolver Commitment, any Letter of Credit or any of the Revolving Credit Loans, or

               (iii) to require such Bank or the Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as will be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum. On or before the date it becomes a party to this Credit Agreement and from time to time thereafter upon any change in status rendering any certificate or document previously delivered pursuant to this (S)5.5 invalid or inaccurate, each Bank and the Agent that is not a U.S. Person as defined in
Section 7701(a)(30) of the Code for federal income tax purposes (a "Non-U.S. Lender") hereby agrees that, if and to the extent it is legally able to do so, it shall, prior to the date of the first payment by the Borrower hereunder to be made to such Bank or the Agent or for such Bank's or the Agent's account, deliver to the Borrower and the Agent, as applicable, such certificates, documents or other evidence, as and when required by the Code or Treasury Regulations issued pursuant thereto, including (a) in the case of a Non-U.S. Lender that is a "bank" for purposes of Section 881(c)(3)(A) of the Code, two (2) duly completed copies of Internal Revenue Service Form W-8BEN or Form W-8ECI and any other certificate or statement of exemption required by Treasury Regulations, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Bank or the Agent establishing that with respect to payments of principal, interest or fees hereunder it is (i) not subject to United States federal withholding tax under the Code because such payment is effectively connected with the conduct by such Bank or Agent of a trade or business in the United States or (ii) totally exempt or partially exempt from United States federal withholding tax under a provision of an applicable tax treaty and (b) in the case of a Non-U.S. Lender that is not a "bank" for purposes of Section 881(c)(3)(A) of the Code, a certificate in form and substance reasonably satisfactory to the Agent and the Borrower and to the effect that (i) such Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from any tax, securities law or other legal requirements, (ii) is not a ten (10) percent shareholder for purposes of Section 881(c)(3)(B) of the Code and (iii) is not a controlled foreign corporation receiving interest from a related person for purposes of Section 881(c)(3)(C) of the Code, together with a properly completed Internal Revenue Service Form W-8 or W-9, as applicable (or successor forms). Each Bank or the Agent agrees that it shall, promptly upon a change of its lending office or the selection of any additional lending office, to the extent the forms previously delivered by it pursuant to this section are no longer effective, and promptly upon the Borrower's or the Agent's reasonable request after the occurrence of any other event (including the passage of time) requiring the delivery of a Form W-8BEN, Form W-8ECI, Form W-8 or W-9 in addition to or in replacement of the forms previously delivered, deliver to the Borrower and the Agent, as applicable, if and to the extent it is properly entitled to do so, a properly completed and executed Form W-8BEN, Form W-8ECI, Form W-8 or W-9, as applicable (or any successor forms thereto). The Borrower shall not be required to pay any additional amounts to any Non-U.S. Lender in respect of United States federal withholding tax pursuant to (S)5.3 or (S)5.5 to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of this (S)5.5; provided, however, that the foregoing shall not relieve the
                --------  -------
Borrower of its obligation to pay additional amounts pursuant to (S)5.3 or this
(S)5.5 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in interpretation, administration or application thereof, a Non-US Lender that was previously entitled to receive all payments under this Credit Agreement and the Revolving Credit Notes without deduction or withholding of any United States federal income taxes is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Bank is not subject to withholding.

     Any Bank claiming any additional amounts payable pursuant to (S)5.3 or this
(S)5.5 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by the Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or substantially reduce the amount of any such additional amounts which may thereafter accrue and would not, in the sole and absolute determination of such Bank be otherwise disadvantageous to such Bank, which determination by such Bank shall be conclusive.

     If a Bank or the Agent shall become aware that it is entitled to receive a refund in respect of taxes as to which it has been indemnified by the Borrower pursuant to (S)5.3 or this (S)5.5, it shall promptly notify the Borrower of the availability of such refund and shall, within thirty (30) days after receipt of a request by the Borrower, apply for such refund at the Borrower's expense. If any Bank or the Agent, as applicable, receives a refund in respect of any taxes to which it has been indemnified by the Borrower pursuant to (S)5.3 or this
(S)5.5, it shall promptly repay such refund to the Borrower (to the extent of amounts that have been paid by the Borrower under (S)5.3 or this (S)5.5 with respect to such refund), net of all out-of-pocket expenses (including taxes imposed with respect to such refund) of such Bank or the Agent, as applicable, and without interest; provided, however, that the Borrower, upon the request of
                      --------  -------
such Bank or the Agent, as applicable, agrees to return such refund (plus penalties, interest or other charges) to such Bank or the Agent in the event such Bank or the Agent is required to repay such refund.

     5.6. Capital Adequacy. If after the date hereof any Bank or the Agent
          ------- --------
determines that (a) the adoption of or change after the Closing Date in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (b) compliance by such Bank or the Agent or any corporation controlling such Bank or the Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or the Agent's commitment with respect to any Revolving Credit Loans to a level below that which such Bank or the Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may
be) the Agent to be material, then such Bank or the Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower and such Bank shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which the Borrower receives such notice, an adjustment payable hereunder that will adequately compensate such Bank in light of these circumstances. If the Borrower and such Bank are unable to agree to such adjustment within thirty (30) days of the date on which the Borrower receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in such Bank's reasonable determination, provide adequate compensation. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

     5.7. Certificate. A certificate setting forth any additional amounts
          -----------
payable pursuant to (S)(S)5.5 or 5.6 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

     5.8. Interest after Default.
          -------- ----- -------

          5.8.1. Overdue Amounts. Overdue principal and (to the extent permitted
                 ------- -------
     by applicable law) interest on the Revolving Credit Loans and all other overdue amounts payable hereunder or under any of the other Revolver Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to the Base Rate plus five percent (5%) per annum
                                           ----
     until such amount shall be paid in full (after as well as before judgment).

          5.8.2. Amounts Not Overdue. During the continuance of an Event of
                 ------- --- -------
     Default the principal of the Revolving Credit Loans not overdue shall, until such Event of Default has been cured or remedied or such Event of Default has been waived by the Majority Banks pursuant to (S)26, bear interest compounded monthly and payable on demand at a rate per annum equal to five percent (5%) above the Base Rate per annum.

     5.9. Replacement Banks. Within thirty (30) days after any Bank has demanded
          ----------- -----
compensation from the Borrower pursuant to (S)(S)5.5 or 5.6 hereof, (any such Bank described in the foregoing clause is hereinafter referred to as an "Affected Bank"), the Borrower may request that the Non-Affected Banks acquire
 -------- ----
all, but not less than all, of the Affected Bank's outstanding Revolving Credit Loans and assume all, but not less than all, of the Affected Bank's Revolver Commitment. If the Borrower so requests, the Non-Affected Banks may elect to acquire all or any portion of the Affected Bank's outstanding Revolving Credit Loans and to assume all or any portion of the Affected Bank's Revolver Commitment. If the Non-Affected Banks do not elect to acquire and assume all of the Affected Bank's outstanding Revolving Credit Loans and Revolver Commitment, the Borrower may designate a replacement bank or banks, which must be satisfactory to the Agent, to acquire and assume that portion of the outstanding Revolving Credit Loans and Revolver Commitment of the Affected Bank not being acquired and assumed by the Non-Affected Banks. The provisions of (S)19 hereof shall apply to all reallocations pursuant to this (S)5.9, and the Affected

Bank and any Non-Affected Banks and/or replacement banks which are to acquire the Revolving Credit Loans and Revolver Commitment of the Affected Bank shall execute and deliver to the Agent, in accordance with the provisions of (S)19 hereof, such Assignments and Acceptances and other instruments, including, without limitation, Revolving Credit Notes, as are required pursuant to (S)19 hereof to give effect to such reallocations. Any Non-Affected Banks and/or replacement banks which are to acquire the Revolving Credit Loans and Revolver Commitment of the Affected Bank shall be deemed to be Eligible Assignees for all purposes of (S)19 hereof. On the effective date of the applicable Assignments and Acceptances, the Borrower shall pay to the Affected Bank all interest accrued on its Revolving Credit Loans up to but excluding such date, along with any fees payable to such Affected Bank hereunder up to but excluding such date.

                    6. COLLATERAL SECURITY AND GUARANTEES.
                       ---------- -------- --- ----------

     6.1. Security of Borrower and Subsidiaries; Guaranty of Subsidiaries. The
          -------- -- -------- --- ------------- -------- -- ------------
Obligations shall be secured by a perfected first priority security interest in certain of the assets of the Borrower (including a pledge of the non-voting capital stock of each of the Borrower's Subsidiaries, including, without limitation, the Unrestricted Subsidiaries and its Restricted Subsidiaries (other than AmeriKing Tennessee and AmeriKing Colorado until such time as such Person is required to become a Guarantor hereunder pursuant to (S)8.17 hereof)), whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which the Borrower and such Restricted Subsidiaries are parties. The Obligations shall also be secured by a pledge of the non-voting capital stock of each Unrestricted Subsidiary's Subsidiaries. In addition, the Obligations shall also be guaranteed by each of the Borrower's Restricted Subsidiaries other than AmeriKing Tennessee and AmeriKing Colorado (until such time as such Person is required to become a Guarantor hereunder pursuant to
(S)8.17 hereof) pursuant to the terms of the Guaranty of such Restricted Subsidiaries, and the Restricted Subsidiaries' obligations under such Guaranty shall be secured by a perfected first priority security interest in certain of the assets of such Restricted Subsidiary (including a pledge of the non-voting capital stock of each of the Restricted Subsidiaries' Subsidiaries), whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which such Restricted Subsidiaries are parties.

     6.2. Guaranties and Security of Holdings. Certain of the Obligations shall
          ---------- --- -------- -- --------
also be guaranteed by Holdings pursuant to the terms of the Holdings Guaranty. The Obligations shall be secured by a perfected first priority security interest in all of the non-voting stock of the Borrower and each of Holdings other Subsidiaries owned by Holdings, pursuant to the terms of the Holdings' Stock Pledge Agreement to which Holdings is a party.

     6.3  Guaranties and Security of AmeriKing. Certain of the Obligations shall
          ---------- --- -------- -- ---------
also be guaranteed by AmeriKing pursuant to the terms of the AmeriKing Guaranty. The Obligations shall be secured by a perfected first priority security interest in all of the non-voting stock of Holdings owned by AmeriKing and each of AmeriKing's other Subsidiaries owned by AmeriKing, pursuant to the terms of the AmeriKing Stock Pledge Agreement to which AmeriKing is a party.

          7.   REPRESENTATIONS AND WARRANTIES.
               --------------- --- ----------

     Each of the Borrower and, to the extent expressly set forth in this (S)7, Holdings and AmeriKing represents and warrants to the Banks and the Agent as follows:

     7.1. Corporate Authority.
          --------- ---------

          7.1.1.  Incorporation; Good Standing. Each of AmeriKing, Holdings, the
                  -------------- ---- --------
     Borrower and each of their respective Subsidiaries (a) is a corporation or limited partnership, as the case may be, duly organized, validly existing and in good standing under the laws of its state of incorporation or formation, (b) has all requisite corporate or partnership, as the case may be, power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation or partnership, as the case may be, and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified could not reasonably be expected to have a materially adverse effect on the business, assets or financial condition of the Borrower or such Subsidiary.

          7.1.2.  Authorization. The execution, delivery and performance of this
                  -------------
     Credit Agreement and the other Revolver Loan Documents to which AmeriKing, Holdings, the Borrower or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate authority of such Person, (b) have been duly authorized by all necessary corporate or partnership proceedings, (c) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which AmeriKing, Holdings, the Borrower or any of their Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to AmeriKing, Holdings, the Borrower or any of their Subsidiaries, the violation of which would have a materially adverse effect on the business, assets or financial condition of AmeriKing, Holdings, the Borrower or such Subsidiary and (d) do not conflict with any provision of the corporate charter or bylaws (or partnership agreement, as the case may be) of, or any agreement or other instrument binding upon, AmeriKing, Holdings, the Borrower or any of their Subsidiaries.

          7.1.3.  Enforceability. The execution and delivery of this Credit
                  --------------
     Agreement and the other Revolver Loan Documents to which AmeriKing, Holdings, the Borrower or any of their Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     7.2. Governmental Approvals. The execution, delivery and performance by
          ------------ ---------
AmeriKing, Holdings, the Borrower and their Subsidiaries of this Credit Agreement and the other Revolver Loan Documents to which AmeriKing, Holdings, the Borrower or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained and are not in violation of any municipal or other local law, ordinance or federal, state or local governmental rule or regulation relating to the occupancy or operation of any of the BKC Restaurants, which violation would have a material adverse effect on the business, assets or financial condition of AmeriKing, Holdings, the Borrower and their Subsidiaries, taken as a whole

     7.3. Title to Properties; Leases. Except as indicated on Schedule 7.3
          ----- -- ----------- ------                         -------- ---
hereto, AmeriKing, Holdings, the Borrower and their Subsidiaries own or lease all of the assets reflected in the consolidated balance sheet of AmeriKing, Holdings, the Borrower and their Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

     7.4. Financial Statements and Projections.
          --------- ---------- --- -----------

          7.4.1.  Financial Statements. There has been furnished to each of the
                  --------- ----------
     Banks a consolidated balance sheet of AmeriKing and its Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income of AmeriKing and its Subsidiaries for the fiscal year then ended, certified by Deloitte & Touche. Such balance sheet and statement of income have been prepared in accordance with generally accepted accounting principals and fairly presents the financial condition of AmeriKing and its Subsidiaries as at the close of business on the date thereof and the results of operations of the fiscal year then ended. There are no contingent liabilities of AmeriKing, the Borrower or any of their Subsidiaries as of such date involving material amounts, which were not disclosed in such balance sheet and the notes related thereto or in this Credit Agreement.

          7.4.2.  Projections. The projections of the annual operating budgets
                  -----------
     of AmeriKing, Holdings, the Borrower and their Subsidiaries on a consolidated basis, including balance sheets and cash flow statements for fiscal year 2001 to June 30, 2002, copies of which have been delivered to each Bank, disclose all assumptions made with respect to general economic, financial and market conditions used in formulating such projections. To the knowledge of AmeriKing, Holdings, the Borrower or any of their Subsidiaries, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of AmeriKing, Holdings, the Borrower and their Subsidiaries of the results of operations and other information projected therein.

     7.5. No Material Changes, etc. (a) Since May 21, 2001 there has occurred no
          -- -------- -------- ---
materially adverse change in the assets, financial condition or business of AmeriKing, Holdings, the Borrower and their Subsidiaries as shown on or reflected in the consolidated balance sheet of AmeriKing and its Subsidiaries as at the Balance Sheet Date other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the assets, business or financial condition of AmeriKing, Holdings, the Borrower or any of their Subsidiaries.

     (b) Each of AmeriKing, Holdings, the Borrower and each of its Subsidiaries (before and after giving effect to the transactions contemplated by this Credit Agreement and the other Revolver Loan Documents) (i) is solvent, (ii) has assets having a fair value in excess of its liabilities, (iii) has assets having a fair value in excess of the amount required to pay its liabilities on existing debts as such debts become absolute and matured, and (iv) has, and expects to continue to have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection with the operation of its business as such debts mature.

     7.6. Franchises, Patents, Copyrights, etc. Each of the Borrower and its
          ----------- -------- ----------- ---
Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

     7.7. Litigation. Except as set forth in Schedule 7.7 hereto, there are no
          ----------                         -------- ---
actions, suits, proceedings or investigations of any kind pending or threatened against AmeriKing, Holdings, the Borrower or any of their

Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of AmeriKing, Holdings, the Borrower and their Subsidiaries or materially impair the right of AmeriKing, Holdings, the Borrower and their Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of AmeriKing, Holdings, the Borrower and their Subsidiaries, or which question the validity of this Credit Agreement or any of the other Revolver Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     7.8.  No Materially Adverse Contracts, etc. None of AmeriKing, Holdings,
           -- ---------- ------- ---------- ---
the Borrower nor any of their Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of AmeriKing, Holdings, the Borrower or any of their Subsidiaries. None of AmeriKing, Holdings, the Borrower nor any of their Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Borrower's officers, to have any materially adverse effect on the business of AmeriKing, Holdings, the Borrower or any of their Subsidiaries considered as a whole.

     7.9.  Compliance with Other Instruments, Laws, etc. None of AmeriKing,
           ---------- ---- ----- ------------ ----- ---
Holdings, the Borrower nor any of their Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of AmeriKing, Holdings, the Borrower or any of their Subsidiaries considered as a whole.

     7.10. Tax Status. Each of AmeriKing, Holdings, the Borrower and their
           --- ------
Subsidiaries (a) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim.

     7.11. No Event of Default. No Default or Event of Default has occurred and
           -- ----- -- -------
is continuing.

     7.12. Holding Company and Investment Company Acts. None of AmeriKing,
           ------- ------- --- ---------- ------- ----
Holdings, the Borrower nor any of their Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     7.13. Absence of Financing Statements, etc. Except with respect to
           ------- -- --------- ----------- ---
Permitted Liens or as permitted by this Credit Agreement or the Security Documents, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of AmeriKing, Holdings, the Borrower or any of their Subsidiaries or any rights relating thereto.

     7.14. Perfection of Security Interest. All filings, assignments, pledges
           ---------- -- -------- --------
and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral. The Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrower, its Subsidiaries, Holdings or AmeriKing, as the case may be, is the owner of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

     7.15. Certain Transactions. Except as set forth on Schedule 7.15 hereto,
           ------- ------------                         -------- ----
and for arm's length transactions pursuant to which AmeriKing, Holdings, the Borrower or any of their Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than AmeriKing, Holdings, the Borrower or such Subsidiary could obtain from third parties, none of the officers, directors, or employees of AmeriKing, Holdings, the Borrower or any of their Subsidiaries is presently a party to any transaction with AmeriKing, Holdings, the Borrower or any of their Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     7.16. Employee Benefit Plans.
           -------- ------- -----

           7.16.1. In General. Each Employee Benefit Plan and each Guaranteed
                   -- -------
     Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by (S)412 of ERISA.

           7.16.2. Terminability of Welfare Plans. No Employee Benefit Plan,
                   ------------- -- ------- -----
     which is an employee welfare benefit plan within the meaning of (S)3(1) or
     (S)3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employment, (except as required by Title I, Part 6 or the applicable state insurance laws). The Borrower may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrower without liability to any Person other than for claims arising prior to termination.

           7.16.3. Guaranteed Pension Plans. Each contribution required to be
                   ---------- ------- -----
     made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of (S)302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and neither the Borrower nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to (S)307 of ERISA or (S)401(a)29 of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of (S)4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

           7.16.4. Multiemployer Plans. Neither the Borrower nor any ERISA
                   ------------- -----
     Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under

     (S)4201 of ERISA or as a result of a sale of assets described in (S)4204 of ERISA. Neither the Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of (S)4241 or (S)4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under (S)4041A of ERISA.

     7.17. Use of Proceeds. The proceeds of the Revolving Credit Loans shall be
           --- -- --------
used to convert existing Indebtedness under the Existing Credit Agreements and for working capital and general corporate purposes (including the financing of Capital Expenditures). The Borrower will obtain Letters of Credit solely for working capital and general corporate purposes. No portion of any Revolving Credit Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     7.18. Environmental Compliance. To the best of the Borrower's knowledge,
           ------------- ----------
except as disclosed on Schedule 7.18 attached hereto:
                       -------- ----

           (a) none of the Borrower, its Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, nor has the Borrower or any of its Subsidiaries received notice that it, or any operator of the Real Estate is in alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a material adverse effect on the environment or the business, assets or financial condition of the Borrower and its Subsidiaries considered as a whole;

           (b) neither the Borrower nor any of its Subsidiaries has received notice from any third party including, without limitation: any federal, state or local governmental authority: (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste, as defined by 42 U.S.C. (S)6903(5), any hazardous substances as defined by 42 U.S.C. (S)9601(14), any pollutant or contaminant as defined by 42 U.S.C. (S)9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any

     Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) except to the extent that the following would not have a material adverse effect on the business, assets of financial condition of the Borrower and its Subsidiaries, taken as a whole, that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

          (c) (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances other than in accordance with applicable Environmental Laws the noncompliance with which would have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate in violation of any applicable Environmental Law the noncompliance with which would have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole; (ii) in the course of any activities conducted by the Borrower, its Subsidiaries or operators of such Person's properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance (in all material respects) with applicable Environmental Laws the noncompliance with which would have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrower or its Subsidiaries, which releases would have a material adverse effect on the value of any of the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole; (iv) there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on any of the Real Estate, and which would have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole and (v) in addition, except to the extent that the following would not have a materially adverse effect on the business, assets, or financial conditions of the Borrower and its Subsidiaries, taken as a whole any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are operating in compliance with such permits and applicable Environmental Laws; and

           (d) none of the Borrower and its Subsidiaries, or any of the Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby.

     7.19. Subsidiaries, etc. As of the Closing Date, the Borrower's
           ------------  ---
Subsidiaries are AmeriKing Colorado, AmeriKing Tennessee and Indiana Holdings, each of which is a wholly-owned Subsidiary of the Borrower, and AmeriKing Indiana L.P., a Delaware limited partnership of which the Borrower is general partner and Indiana Holdings is limited partner. None of the Subsidiaries are Unrestricted Subsidiaries. Holdings is the record and beneficial owner of 100% of the outstanding capital stock of the Borrower. AmeriKing is the record and beneficial owner of 100% of the outstanding capital stock of Holdings. Except as set forth on Schedule 7.19 hereto, neither the Borrower nor any Subsidiary of
             -------- ----
the Borrower is engaged in any joint venture or partnership with any other
Person.

     7.20. Chief Executive Offices. Each of the Borrower's, Holdings' and
           ----- --------- -------
AmeriKing's chief executive office is at 2215 Enterprise Drive, Suite 1502, Westchester, Illinois 60154, at which location its books and records are kept. The chief executive office of each Subsidiary is as set forth on Schedule 7.20
                                                                 -------- ----
hereto.

     7.21. Fiscal Year. Each of AmeriKing, Holdings and the Borrower has a
           ------ ----
fiscal year which is the twelve (12) months ending on the date set forth opposite the respective years on Schedule 7.21 attached hereto.
                                 -------- ----

     7.22. Disclosure. All factual information (other than financial
           ----------
projections) furnished by AmeriKing, Holdings, the Borrower or any of their Subsidiaries, including without limitation, all representations and warranties made by AmeriKing, Holdings, the Borrower or any of their Subsidiaries in this Credit Agreement or in any agreement, instrument, document, certificate, statement or letter furnished to the Agent or any Bank by or on behalf of AmeriKing, Holdings, the Borrower or any of their Subsidiaries in connection with any of the transactions contemplated by any of the Revolver Loan Documents, is true and accurate in all material respects and does not contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which they are made. There is no fact known to AmeriKing, Holdings or the Borrower as of the Closing Date (other than general economic and political conditions affecting business generally) which materially adversely affects, or which is reasonably likely to in the future materially adversely affect, the financial position, business, operations, or affairs of AmeriKing, Holdings, the Borrower and their respective Subsidiaries taken as a whole.

     7.23. Insurance. The Borrower and each of its Subsidiaries maintains with
           ---------
financially sound and reputable insurers insurance with respect to its properties and businesses against such casualties and contingencies as are in accordance with general practices and businesses engaged in similar activities and similar geographic areas, with the details of such coverage being more fully described on Schedule 7.23 hereto.
             -------- ----

                           8. AFFIRMATIVE COVENANTS.
                              ---------------------

     Each of AmeriKing, Holdings and the Borrower covenant and agree that, so long as any Revolving Credit Loan, Unpaid Reimbursement Obligation, Letter of Credit or Revolving Credit Note is outstanding or any Bank has any obligation to make any Revolving Credit Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

     8.1.  Punctual Payment. The Borrower will duly and punctually pay or cause
           -------- -------
to be paid the principal and interest on the Revolving Credit Loans, all Reimbursement Obligations, the Letter of Credit Fees, the commitment fees, the Agent's Fees and all other amounts provided for in this Credit Agreement and the other Revolver Loan Documents to which the Borrower or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Revolver Loan Documents.

     8.2.  Maintenance of Office. Each of AmeriKing, Holdings and the Borrower
           ----------- -- ------
will maintain its chief executive office at 2215 Enterprise Drive, Suite 1502, Westchester, Illinois 60154, or at such other place in the United States of America as the Borrower shall designate upon written notice to the Agent, where notices, presentations and demands to or upon AmeriKing, Holdings or the Borrower in respect of the Revolver Loan Documents to which AmeriKing, Holdings or the Borrower is a party may be given or made.

     8.3.  Records and Accounts. Each of AmeriKing, Holdings and the Borrower
           ------- --- --------
will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.

     8.4.  Financial Statements, Certificates and Information. The Borrower will
           --------- ----------- ------------ --- -----------
deliver to the Agent, with sufficient copies for each of the Banks:

           (a)  as soon as practicable, but in any event not later than ninety
     (90) days after the end of each fiscal year of AmeriKing, Holdings and the Borrower, (i) the consolidated balance sheet of AmeriKing and its Subsidiaries as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and certified without qualification by Deloitte & Touche or by other independent certified public accountants satisfactory to the Agent, and
     (ii) the unaudited consolidating balance sheet of AmeriKing and its Subsidiaries as at the end of such year, and the related unaudited consolidating statement of income and unaudited consolidating statements of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidating statements to be in reasonable detail, prepared by management in accordance with the past financial practice of AmeriKing and its Subsidiaries and that the information contained in such financial statements fairly presents the financial position of AmeriKing and its Subsidiaries on the date thereof and for the fiscal period then ended;

           (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the first three fiscal quarters of the Borrower, copies of the unaudited consolidated and consolidating balance sheets of AmeriKing and its Subsidiaries each as at the end of such quarter, and the related consolidated and consolidating statements of income and consolidated and consolidating statements of cash flow for the portion of AmeriKing's fiscal year then elapsed, each setting forth in comparative form the figures for the previous fiscal year and a comparison setting forth the corresponding figures from the budgeted or projected figures set forth in the projections described in (S)7.4 hereof for such period and all in reasonable detail and prepared in accordance with generally accepted accounting principles, and in each case together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of AmeriKing and its Subsidiaries on the date thereof and for the fiscal period then ended (subject to year-end adjustments). Notwithstanding the foregoing, for the fiscal quarters ending September 24, 2001 and March 25, 2002 the Borrower shall be required to deliver the financial statements, certificates and information required in this (S)8.4(b) by a date which is not less than four (4) Business Days prior to the date on which any cash payments would be required to be made on the Holdings Senior Notes.

          (c) as soon as practicable, but in any event within twenty-one (21) days after the end of each month in each fiscal year of the Borrower, unaudited monthly consolidated and consolidating financial statements of AmeriKing and its Subsidiaries for such month, each setting forth in comparative form the figures for the previous fiscal year and a comparison setting forth the corresponding figures from the budgeted or projected figures set forth in the projections described in (S)7.4 for such period, prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial condition of AmeriKing and its Subsidiaries on the date thereof and for the fiscal period then ended (subject to year-end adjustments). Notwithstanding the foregoing, for the months ending closest to October 31, 2001 and April 30, 2002 the Borrower shall be required to deliver the financial statements, certificates and information required in this (S)8.4(c) by a date which is not less than four (4) Business Days prior to the date on which any cash payments would be required to be made on the Holdings Senior Notes;

          (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Borrower in substantially the form of Exhibit C (the "Compliance Certificate") hereto and setting
                 ------- -
     forth in reasonable detail computations evidencing compliance with the covenants contained in (S)10 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

          (e) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of AmeriKing, or the Borrower;

          (f) not later than the beginning of each fiscal year of the Borrower, projections of AmeriKing, Holdings, the Borrower and their Subsidiaries updating those projections delivered to the Banks and referred to in
     (S)7.4.2 or, if applicable, updating any later such projections delivered pursuant to this (S)8.4(f);

          (g) contemporaneously with the delivery thereof, copies of all accountants' management letters delivered to AmeriKing, Holdings, the Borrower or any of their Subsidiaries; and

          (h) from time to time such other financial data and information as the Agent or any Bank may reasonably request.

     The Banks and the Agent agree that they will treat in confidence all financial information with respect to AmeriKing and its Subsidiaries which has not become public, and will not, without the consent of the Borrower, disclose such information to any third party (other than an affiliate of such Bank or the Agent), and, if any representative or agent of the Banks or the Agent shall not be an employee of one of the Banks or the Agent or any affiliate of the Banks or the Agent, such designee shall be reputable and of recognized standing and shall agree to treat in confidence the information obtained during any such inspection and, without the prior written consent of the Borrower, not to disclose such information to any third party or make use of such information for personal gain, it being agreed that such confidential information is intended to be used primarily in connection with the evaluation of the performance of AmeriKing, Holdings, the Borrower and their Subsidiaries by the Banks under the Revolver Loan Documents and the enforcement of rights and obligations under the Revolver Loan Documents, and are not to be used for the purpose of evaluating whether to extend credit to or advise any direct competitor of the Borrower. Notwithstanding the foregoing, the Borrower hereby authorizes the Agent and each of the Banks to disclose information obtained pursuant to this Credit Agreement which has not become public, to banks or other financial institutions who are participants or assignees or potential participants or assignees of the Revolving Credit Loans and/or Letters of Credit made or to be made hereunder with the Borrower's consent, not to be unreasonably withheld, and where required or requested by governmental or regulatory authorities.

     8.5.  Notices.
           -------

           8.5.1. Defaults. The Borrower will give notice in writing to the
                  --------
     Agent promptly (but in no event later than five (5) days) of becoming aware of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrower shall forthwith give written notice thereof to the Agent and each of the Banks, describing the notice or action and the nature of the claimed default.

           8.5.2. Environmental Events. The Borrower will promptly give notice
                  ------------- ------
     to the Agent and each of the Banks (a) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (b) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that has the potential to materially affect the assets, liabilities, financial conditions or operations of the Borrower or any of its Subsidiaries, or the Agent's security interests pursuant to the Security Documents.

          8.5.3.  Notification of Claim against Collateral. The Borrower will,
                  ------------ -- ----- ------- ----------
     immediately upon becoming aware thereof, notify the Agent and each of the Banks in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses (collectively, the "Collateral Claims") to which any of the Collateral, or the Agent's rights with respect to the Collateral, are subject if the amount of such Collateral Claim is in excess of $1,000,000 in the aggregate.

          8.5.4.  Notice of Litigation and Judgments. Each of AmeriKing,
                  ------ -- ---------- --- ---------

     Holdings and the Borrower will, and will cause each of its Subsidiaries to, give notice to the Agent and each of the Banks in writing within ten (10) Business Days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting AmeriKing, Holdings the Borrower or any of their Subsidiaries or to which AmeriKing, Holdings the Borrower or any of their Subsidiaries is or becomes a party involving an uninsured claim of more than $2,500,000 against AmeriKing, Holdings, the Borrower or any of their Subsidiaries that could reasonably be expected to have a materially adverse effect on AmeriKing, Holdings, the Borrower or any of their Subsidiaries and stating the nature and status of such litigation or proceedings. Each of AmeriKing, Holdings and the Borrower will, and will cause each of its Subsidiaries to, give notice to the Agent and each of the Banks, in writing, in form and detail satisfactory to the Agent, within ten (10) Business Days of any judgment not covered by insurance, final or otherwise, against the Borrower or any of its Subsidiaries in an amount in excess of $1,000,000.

     8.6. Corporate Existence; Maintenance of Properties. Each of AmeriKing,
          --------- ---------- ----------- -- ----------
Holdings and the Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of its Subsidiaries except as permitted under (S)9.5.1 hereof or the dissolution of any Subsidiary of the Borrower whose operation has been discontinued if such dissolution is, in the judgment of the Borrower, desirable in the conduct of its business and does not materially adversely affect the business of the Borrower and its Subsidiaries on a consolidated basis. Each (a) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (b) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of AmeriKing, Holdings and the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this (S)8.6 shall
                                --------
prevent AmeriKing, Holdings or the Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of AmeriKing, Holdings or the Borrower, as the case may be, desirable in the conduct of its or their business and does not in the aggregate materially adversely affect the business of AmeriKing, Holdings, the Borrower and their Subsidiaries on a consolidated basis.

     8.7.  Insurance. The Borrower will, and will cause each of its Subsidiaries
           ---------
to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Agreement and Schedule 7.23.
                                                           -------- ----

     8.8.  Taxes. Each of AmeriKing, Holdings and the Borrower will, and will
           -----
cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax,
                                                  --------
assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if AmeriKing, Holdings, the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that
                                                         -------- -------
AmeriKing, Holdings, the Borrower and each Subsidiary of AmeriKing, Holdings and the Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

     8.9.  Inspection of Properties and Books, etc.
           ---------- -- ---------- --- ------ ---

           8.9.1. General. Each of AmeriKing, Holdings and the Borrower shall
                  -------
     permit the Banks, through the Agent or any of the Banks' other designated representatives, to (a) visit and inspect any of the properties of AmeriKing, Holdings, the Borrower or any of their Subsidiaries, (b) to examine the books of account of the Borrower and their Subsidiaries (and to make copies thereof and extracts therefrom), (c) to discuss the affairs, finances and accounts of AmeriKing, Holdings, the Borrower and their Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times during normal business hours and at such reasonable intervals as the Agent or any Bank may reasonably request and
     (d) conduct commercial finance examinations and appraisals of assets, all at such reasonable times during normal business hours and such reasonable intervals as the Agent or any Bank may reasonably request. Each of the Banks agrees that it will treat in confidence the information obtained during any inspection which is designated by the Borrower as confidential and will not, without the consent of the Borrower disclose such information to any third party and, if any representative or agent of any Bank or the Agent shall not be an employee of such Bank or the Agent, as the case may be, or any affiliate of such Bank or the Agent, as the case may be, such designee shall be reputable and of recognized standing and shall agree in writing to treat in confidence the information obtained during any such inspection and, without the prior written consent of the Borrower, not to disclose such information to any third party or make use of such information for personal gain. Notwithstanding the foregoing, the Banks and the Agent may disclose information obtained pursuant to this Credit Agreement to other banks or financial institutions who are potential participants or potential assignees or participants in the Revolving Credit Loans made or to be made hereunder with the Borrower's consent, not to be unreasonably withheld, and where required or requested by governmental or regulatory authorities.

          8.9.2.  Communications with Accountants. Each of AmeriKing, Holdings
                  -------------- ---- -----------
     and the Borrower authorizes the Agent and, if accompanied by the Agent, the Banks, to communicate directly with AmeriKing's, Holdings' and the Borrower's independent certified public accountants and authorizes such accountants to disclose to the Agent and the Banks any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of AmeriKing, Holdings, the Borrower or any of their Subsidiaries. At the request of the Agent, the Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this (S)8.9.2.

          8.9.3.  Environmental Assessments. The Agent may, from time to time,
                  ------------- -----------
     in its discretion, obtain one or more environmental assessments or audits of any Mortgaged Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Agent to evaluate or confirm (a) whether any Hazardous Materials are present in the soil or water at such Mortgaged Property and (b) whether the use and operation of such Mortgaged Property complies with all Environmental Laws. Environmental assessments may include detailed visual inspections of such Mortgaged Property including any and all storage areas, storage tanks, drains, dry wells, and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analysis as the Agent deems appropriate. The Agent shall provide the Borrower with written notice prior to beginning any such assessment and shall provide the Borrower with reasonable detail as to the scope of work to be conducted. In addition, the Borrower shall be given the option to engage consultants reasonably acceptable to the Agent to conduct and completes such assessments such assessments on behalf of the Agent, provided the Borrower commences within
                                         --------
     a reasonable time of the request by the Agent for such assessment. After the occurrence and during the continuance of an Event of Default all such environmental assessments shall be conducted and made at the expense of the Borrower.

     8.10.  Compliance with Laws, Contracts, Licenses, and Permits. Each of
            ---------- ---- ----- ---------- --------- --- -------
AmeriKing, Holdings and the Borrower will, and will cause each of its Subsidiaries to, comply with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws the noncompliance with which would have a material adverse affect on the business, assets or financial condition of AmeriKing, Holdings, the Borrower and their Subsidiaries considered as a whole or the ability of AmeriKing, Holdings or the Borrower or any of their Subsidiaries to fulfill its obligations under this Credit Agreement or the other Revolver Loan Documents to which such Person is a party, (b) the provisions of its charter documents and by-laws, (c) all agreements and instruments by which it or any of its properties may be bound, including, without limitation, all leases, and Franchise Agreements, the noncompliance with which could have a material adverse effect on the business, assets or financial condition of AmeriKing, Holdings, the Borrower and their Subsidiaries considered as a whole or the ability of AmeriKing, Holdings or the Borrower or any of their Subsidiaries to fulfill its obligations under this Credit Agreement or the other Revolver Loan Documents to which such Person is a party, and (d) all applicable decrees, orders, and judgments the noncompliance with which could have a material adverse affect on the business, assets or financial condition of AmeriKing, Holdings, the Borrower and their Subsidiaries considered as a whole or the ability of AmeriKing, Holdings or the Borrower or any of their Subsidiaries to fulfill its obligations under this Credit Agreement or the other Revolver Loan Documents to which such Person is a party. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that AmeriKing, Holdings, the Borrower or any of their Subsidiaries may fulfill any of its obligations hereunder or any of the other Revolver Loan Documents to which such Person is a party, AmeriKing, Holdings or the Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of such Person to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Banks with evidence thereof.

     8.11.  Employee Benefit Plans. Each of AmeriKing, Holdings and the Borrower
            -------- ------- -----
will (a) promptly upon filing the same with the Department of Labor or Internal Revenue Service upon request of the Agent, furnish to the Agent a copy of the most recent actuarial statement required to be submitted under (S)103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (b) promptly upon receipt or dispatch, furnish to the Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under (S)(S)302, 4041, 4042, 4043, 4063, 4065, 4066 and
4068 of ERISA, or in respect of a Multiemployer Plan, under (S)(S)4041A, 4202, 4219, 4242, or 4245 of ERISA.

     8.12.  Use of Proceeds. The Borrower will use the proceeds of the Revolving
            --- -- --------
Credit Loans to convert existing Indebtedness under the Existing Credit Agreements and for general corporate and working capital purposes (including the financing of Capital Expenditures). The Borrower will obtain Letters of Credit solely for general corporate and working capital purposes.

     8.13.  Fair Labor Standards Act. Each of AmeriKing, Holdings and the
            ---- ----- --------- ---
Borrower will, and will cause each of their Subsidiaries to, at all times operate its business in compliance with all material applicable provisions of the Fair Labor Standards Act of 1938, as amended. None of the inventory of AmeriKing, Holdings, the Borrower or any of their Subsidiaries are or will be produced by employees of (a) AmeriKing, Holdings, the Borrower or any of their Subsidiaries, or (b) to the best knowledge of AmeriKing, Holdings, the Borrower and each of their Subsidiaries, by employees of suppliers, who are, in each case, employed in violation of the minimum wage or maximum hour provisions of the Fair Labor Standards Act (29 U.S.C. (S)(S)206 and 207) or any regulations promulgated thereunder, in each case, as in effect from time to time.

     8.14.  Further Assurances. Each of AmeriKing, Holdings and the Borrower
            ------- ----------
will, and will cause each of its Subsidiaries to, cooperate with the Banks and the Agent and execute such further instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Revolver Loan Documents.

     8.15.  Mortgaged Property. If, after the Closing Date, the Borrower or any
            --------- --------
of its Restricted Subsidiaries acquires in any one transaction or a series of related transactions real estate with either a fair market value or acquisition price of more than $1,000,000, and the Borrower or such Restricted Subsidiary, as the case may be, does not sell such real property pursuant to the terms and conditions set forth in (S)9.5.2(f) hereof or refinance the purchase price of such real property pursuant to the terms and conditions set forth in (S)9.1(o) hereof in either case within 180 days of acquiring such real property, the Borrower or such Restricted Subsidiary, as the case may be, shall forthwith deliver to the Agent, if the Agent so requests, a fully executed mortgage or deed of trust over such real estate (which shall exclude fixtures, furniture and equipment), in form and substance satisfactory to the Agent, together with title insurance policies, Surveys, Surveyor Certificates, evidences of insurance with the Agent named as loss payee and additional insured, legal opinions and other documents and certificates with respect to such real estate consistent with the Mortgages and related documents delivered hereunder. In addition, if, after the Closing Date, the Borrower or any of its Restricted Subsidiaries leases any real estate and, immediately after giving effect to such lease, a single landlord and/or its affiliates other than BKC owns twenty (20) or more pieces of real property leased to the Borrower or any of the Restricted Subsidiaries, the Borrower or such Restricted Subsidiary, as the case may be, shall use commercially reasonable efforts to obtain and deliver to the Agent, if the Agent so requests, a fully executed leasehold mortgage or leasehold deed of trust over all such real estate (which shall exclude fixtures, furniture and equipment) owned by such landlord and/or its affiliates, in form and substance satisfactory to the Agent, together with title insurance policies, Surveys, Surveyor Certificates, evidences of insurance with the Agent named as loss payee and additional insured, legal opinions and other documents and certificates with respect to such real estate consistent with the Mortgages and related documents delivered hereunder. The Borrower further agrees that, following the taking of any such actions with respect to such real estate, the Agent shall have for the benefit of the Banks and the Agent a valid and enforceable first priority mortgage or deed of trust over such real estate, free and clear of all defects and encumbrances except for Permitted Liens.

     8.16.  Class of Stock. Each of Holdings, the Borrower and its Subsidiaries
            ----- -- -----
shall at all times have a voting class of capital stock and a non-voting class of capital stock, provided that not less than ninety-five percent (95%) of the
                  --------
value of the capital stock of Holdings, the Borrower or such Subsidiary, as the case may be, shall be represented by the non-voting class of capital stock.

     8.17.  Guarantees of AmeriKing Tennessee and AmeriKing Colorado. The
            ---------- -- --------- --------- --- --------- --------
Borrower will cause each of AmeriKing Tennessee and AmeriKing Colorado to become a Guarantor hereunder, and execute and deliver to the Agent all Security Documents which would otherwise be required from a Restricted Subsidiary at the earliest practicable date, but not later than 60 days following the earlier to occur of (a) the repayment of all Indebtedness incurred by each such Subsidiary prior to the Closing Date and (b) the date on which any agreement, document or instrument which otherwise prohibits such Subsidiary from being a Guarantor hereunder and pledging its assets to the Agent no longer contains such prohibitions.

     8.18.  New Subsidiaries. If, after the Closing Date, AmeriKing, Holdings
            --- ------------
or any of their Subsidiaries creates or acquires, either directly or indirectly, any Subsidiary, it will immediately notify the Agent of such creation or acquisition, as the case may be, and provide the Agent with an update to the representation contained in (S)7.19 hereof. In addition, within thirty (30) days of the creation or acquisition of each new Restricted Subsidiary, the Borrower will cause such Restricted Subsidiary to become a guarantor hereunder, and the Borrower shall cause such Restricted Subsidiary to execute and deliver to the Agent for the benefit of the Agent and the Banks (a) a Guarantee in form and substance satisfactory to the Agent and (b) further Security Documents or other instruments and documents as the Agent may reasonably require in order to grant to the Agent a first priority perfected Security Interest (subject only to Permitted Liens) on such Subsidiary's assets, together with legal opinions in form and substance reasonably satisfactory to the Agent to be delivered to the Agent opining as to the authorization, validity and enforceability of such Guarantee and Security Documents and, as to the applicable Security Documents, the perfection of such Security Interests.

     8.19. Replacement Instruments. Upon receipt of an affidavit of an officer
           ----------- -----------
of the Agent or any Bank as to the loss, theft, destruction or mutilation of any Revolving Credit Note or Security Document, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Revolving Credit Note or Security Document, as the case may be, the Borrower shall issue, in lieu thereof, a replacement Revolving Credit Note in the same principal amount thereof and otherwise of like tenor or, as the case may be, a replacement Security Document.

                        9.  CERTAIN NEGATIVE COVENANTS.
                            ------- -------- ---------

     Each of AmeriKing, Holdings and the Borrower covenant and agree that, so long as any Revolving Credit Loan, Unpaid Reimbursement Obligation, Letter of Credit or Revolving Credit Note is outstanding or any Bank has any obligation to make any Revolving Credit Loans or the Agent has any obligations to issue, extend or renew any Letters of Credit:

     9.1.  Restrictions on Indebtedness. Each of AmeriKing, Holdings and the
           ------------ -- ------------
Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

           (a) Indebtedness to the Banks and the Agent arising under any of the Revolver Loan Documents;

           (b) current liabilities of AmeriKing, Holdings, the Borrower or such Subsidiary incurred in the ordinary course of business not incurred through
     (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

           (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of (S)8.8;

          (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder and AmeriKing, Holdings, the Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (f)  Subordinated Debt;

          (g) Indebtedness consisting of (i) unsecured Indebtedness of AmeriKing, Holdings, the Borrower and the Restricted Subsidiaries not otherwise permitted hereunder, (ii) obligations of the Borrower and the Restricted Subsidiaries under Capitalized Leases, and (iii) purchase money Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by the Borrower or such Restricted Subsidiary in an amount not to exceed $5,000,000 in the aggregate, provided
                                                                        --------
     that neither the Borrower nor such Restricted Subsidiary shall be permitted to finance more than one hundred percent (100%) of the fair market value of the property acquired, and further provided, that the aggregate principal
                                ------- --------
     amount of all such Indebtedness permitted under this clause (g) shall not exceed $5,000,000 outstanding at any one time;

          (h) Indebtedness existing on the date hereof and listed and described on Schedule 9.1 hereto;
        -------- ---

          (i) Indebtedness in respect of interest rate protection arrangements so long as such arrangements are purchased from or issued by any of the Banks;

          (j) Indebtedness in respect of performance, surety, statutory, appeal or similar bonds obtained in the ordinary course of business;

          (k) Indebtedness to BKC arising under the Franchise Agreements or the Leases (including, but not limited to, (i) any guaranty by AmeriKing and/or Holdings of the Borrower's obligations to BKC under the Franchise Agreements or the Leases or (ii) any guaranty by the Borrower or a Restricted Subsidiary of another Restricted Subsidiary's obligations to BKC under the Franchise Agreements or the Leases);

          (l) Indebtedness to TJC Management Corp. and AmeriKing arising under the Management Agreement and Tax Sharing Agreement;

          (m) Indebtedness of the Borrower or any of its Subsidiaries incurred to refinance or replace Indebtedness of such Person permitted under clause
     (f) hereof, provided, that (i) the principal amount (or committed principal
                 --------
     amount) of such refinancing Indebtedness shall not exceed the outstanding principal amount (or committed principal amount) of the Indebtedness being refinanced, (ii) the terms of such refinancing Indebtedness are no more onerous to the Borrower or such Subsidiary, as applicable, than the terms of the Indebtedness being refinanced, and (iii) the Majority Banks shall have consented to the incurrence of such refinancing Indebtedness, such consent not to be unreasonably withheld;

          (n) Indebtedness consisting of obligations of the Borrower or any of its Subsidiaries under any operating lease or real estate lease other than guarantees by AmeriKing, Holdings, the Borrower or any Restricted Subsidiary of the obligations under any operating lease or real estate lease of an Unrestricted Subsidiary;

          (o) Indebtedness of AmeriKing, Holdings, the Borrower or any Restricted Subsidiary of the Borrower consisting of Indebtedness to either
     (i) refinance purchase money Indebtedness incurred in connection with the acquisition after the date hereof of any real property or (ii) refinance the purchase price paid by AmeriKing, Holdings, the Borrower or such Restricted Subsidiary in connection with the acquisition after the date hereof of any real property, provided (1) such Indebtedness is incurred
                                  --------
     within 180 days of the initial acquisition of such real property; (2) the proceeds of such Indebtedness are immediately applied first to repay the outstanding amount of the purchase money Indebtedness incurred in connection with such acquisition and second, to repay the outstanding principal amount of the Revolving Credit Loans and (3) the aggregate outstanding amount of such Indebtedness permitted by this (S)9.1(o), when taken together with the outstanding amount of all Indebtedness permitted by
     (S)9.1(g)(iii) shall not exceed $5,000,000 outstanding at any one time;

          (p)  Indebtedness of any Unrestricted Subsidiary;

          (q) Indebtedness of AmeriKing arising under the AmeriKing Senior Notes not to exceed $2,000,000 in the aggregate amount;

          (r)  Indebtedness of Holdings arising under the Holdings Senior Notes;

          (s) Indebtedness of Holdings arising under the Holdings Senior PIK Notes;

Notwithstanding anything to the contrary contained in this (S)9.1, in no event shall Holdings, the Borrower or its Restricted Subsidiaries, after the Closing Date, incur Indebtedness under (S)9.1(g) or (o) hereunder if (a) an Event of Default exists or would exist after giving effect to the incurrence of such additional Indebtedness or (b) such an incurrence is not otherwise permitted pursuant to Section 4.07 of the Holdings Senior Notes Indenture or Section 4.07 of the Holdings Senior PIK Notes Indenture.

     9.2   Restrictions on Liens. None of AmeriKing, Holdings and the Borrower
           ---------------------
will, nor will any of them permit any of their respective Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; provided that AmeriKing, Holdings, the Borrower and any Subsidiary of AmeriKing,
--------
Holdings or the Borrower may create or incur or suffer to be created or incurred or to exist:

           (i) liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue;

           (ii) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

           (iii) liens on properties other than the Mortgaged Properties in respect of judgments or awards, the Indebtedness with respect to which is permitted by (S)9.1(d);

           (iv) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties, in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

           (v) encumbrances on Real Estate other than the Mortgaged Properties consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which AmeriKing, Holdings, the Borrower or a Subsidiary of AmeriKing, Holdings or the Borrower is a party, and other minor liens or encumbrances none of which in the opinion of AmeriKing, Holdings or the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of AmeriKing, Holdings, the Borrower and their Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of AmeriKing, Holdings, the Borrower and their Subsidiaries on a consolidated basis;

           (vi)   liens existing on the date hereof and listed on Schedule 9.2
                                                                  -------- ---
     hereto;

           (vii) purchase money security interests in or purchase money mortgages on real or personal property of the Borrower and its Subsidiaries acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by (S)9.1(g), incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired;

           (viii) liens in favor of the Agent for the benefit of the Banks and the Agent under the Revolver Loan Documents and liens in favor of any Bank to secure interest rate protection arrangements and other derivative contracts permitted pursuant to (S)9.1(i);

           (ix) liens in favor of BKC to the extent provided in the Franchise Agreements and Leases; and

           (x) liens on assets of the Unrestricted Subsidiaries securing indebtedness permitted under (S)9.1(p).

     9.3. Restrictions on Investments. None of AmeriKing, Holdings and the
          ---------------------------

Borrower will, nor will any of them permit any of their Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

           (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by AmeriKing, Holdings or the Borrower;

           (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $500,000,000;

           (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's;

           (d) Repurchase agreements secured by any one or more of the foregoing;

           (e)  Investments existing on the date hereof and listed on Schedule
                                                                      -------
     9.3 hereto and in amounts not to exceed the amounts listed on Schedule 9.3
     ---                                                           -------- ---
     hereto;

           (f)  Investments consisting of the Guarantees;

           (g) Investments by the Borrower in any of its Restricted Subsidiaries, provided, such Restricted Subsidiary has complied with
                   --------
     (S)8.17 and/or 8.18 hereof (including executing and delivering to the Agent for the benefit of the Agent and the Banks a guaranty and security agreement) and such Investments do not exceed, in the aggregate, $7,500,000 outstanding at any one time;

           (h) Investments by the Borrower consisting of Distributions permitted by (S)9.4;

           (i) Investments by Unrestricted Subsidiaries in Persons other than AmeriKing, Holdings, the Borrower or any Restricted Subsidiary;

           (j)  shares of any so-called "money market fund" provided, that such
                                                            --------
     fund is registered under the Investment Company Act of 1940, has net assets in excess of $100,000,000, has an investment portfolio with an average maturity of 365 days or less, and invests substantially all of its assets in Investments of the types listed in clauses (a), (b) and (c) above; and

           (k) Investments by the Borrower or any of its Subsidiaries made in connection with any Indebtedness permitted under (S)9.1(l) hereof.

     9.4. Distributions. Neither Holdings nor AmeriKing will make any
          -------------
Distributions, and neither the Borrower nor any of its Subsidiaries will make any Restricted Payments, other than dividends or payments:

           (a) by the Borrower and Holdings to AmeriKing required under the Tax Sharing Agreement to permit AmeriKing to pay income, franchise and other taxes and governmental levies owed or payable by AmeriKing, provided such
                                                                 --------
     dividends or payments shall not be made earlier than fifteen (15) days prior to the date such payments are due and payable pursuant to the Tax Sharing Agreement;

          (b) by the Borrower to AmeriKing to permit AmeriKing and/or Holdings to pay director fees (not to exceed $100,000 in the aggregate in any calendar year);

          (c) so long as no Default or Event of Default exists and is continuing at the time of such payment or would result therefrom, payments by the Borrower to Holdings or AmeriKing, as the case may be, to permit Holdings or AmeriKing, as the case may be, to (i) fund indemnity payments required by Holdings' or AmeriKing's certificate of incorporation or by-laws or director indemnity agreements existing on the date hereof, (ii) pay filing, registration and reporting fees and expenses, and fees and expenses associated with state qualifications and other state, federal or regulatory compliance matters, (iii) comply with expense reimbursement and indemnity provisions under the Management Agreement, (iv) make required payments of interest on AmeriKing Senior Notes provided the Borrower shall only be
                                        --------
     permitted to make such payments to AmeriKing in each fiscal year up to an aggregate amount equal to the amount of interest AmeriKing is required to pay in cash on the AmeriKing Senior Notes in and with respect to such fiscal year and solely for the purpose of making such interest payments, provided, however, such amount shall not include any Restricted Payments to
     --------  -------
     fund any increases in the rate of interest on such Senior Notes after the Closing Date, (v) make required payments of interest on the Holdings Senior Notes provided the Borrower shall only be permitted to make such payments
           --------
     to Holdings in each fiscal year up to an aggregate amount equal to the amount of interest Holdings' is required to pay in cash on the Holdings Senior Notes in and with respect to such fiscal year at a per annum rate of 10.75% and solely for the purpose of making such interest payments, provided, however, such amount shall not include any Restricted Payments to
     --------  -------
     fund any increases in the rate of interest on such Holdings Senior Notes after the Closing Date, and (vi) comply with any expense reimbursement provisions under the Capitalization Documents. Notwithstanding anything to the contrary contained in this (S)9.4, (a) any payments permitted by
     (S)9.4(c)(i)-(iii) and (S)9.4(c)(vi) shall not be made earlier than fifteen
     (15) days prior to the date such payments are due and payable by Holdings and/or AmeriKing and (b) payments permitted by this (S)9.4(c)(iv)-(v) shall not be made earlier than the later to occur of (A) fifteen (15) days prior to the date such payments are due and payable by Holdings or AmeriKing and
     (B) delivery of a Compliance Certificate evidencing compliance with each of the financial covenants contained in (S)10;

          (d)  by any Subsidiary of the Borrower to the Borrower.

     9.5. Merger, Consolidation and Disposition of Assets.
          -----------------------------------------------

          9.5.1.  Mergers and Acquisitions. None of AmeriKing, Holdings nor the
                  ------------------------
     Borrower will, nor will any of them permit any of
     their respective Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except (a) the merger or consolidation of one or more of the Subsidiaries of AmeriKing (other than the Borrower), Holdings (other than the Borrower) or the Borrower with and into its parent provided, that the survivor of such merger may not be an
                     --------
     Unrestricted Subsidiary, (b) the merger or consolidation of two or more Subsidiaries of AmeriKing, Holdings (other than the Borrower) or the Borrower, provided that the survivor of such merger may not be an
               --------
     Unrestricted Subsidiary unless the merger involves only Unrestricted Subsidiaries, (c) development by the Borrower of those BKC Restaurants listed on Schedule 9.5.1, (d) acquisitions or development by the Borrower
               -------- -----
     or any Restricted Subsidiary of the assets and businesses of BKC Restaurants, or real estate upon which a restaurant is located or is intended to be located, provided (i) such acquisitions and/or developments
                             --------
     can be made in accordance with (S)9.18, (ii) the expenditures for such acquisitions can be made in accordance with (S)10.5, (iii) no Default or Event of Default exists at the time of such acquisition or after giving effect thereto, and (iv) the Borrower or the Restricted Subsidiary, as the case may be, has taken all necessary actions to grant to the Agent a first priority perfected lien in such assets other than those assets which are not permitted to be encumbered by any Franchise Agreement or lease affecting such restaurant.

          In the event any new Restricted Subsidiary is formed as a result of or in connection with any acquisition or development, the Revolver Loan Documents shall be amended and/or supplemented as necessary to make the terms and conditions of the Revolver Loan Documents applicable to such Restricted Subsidiary.

          9.5.2.  Disposition of Assets. None of AmeriKing, Holdings nor the
                  ---------------------

     Borrower will, nor will any of them permit any of their respective Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than (a) the sale of inventory in the ordinary course of business, consistent with past practices, (b) the disposition of obsolete assets which are no longer used or useful in current or planned business operations of such Person, (c) the disposition of assets in the ordinary course of business, consistent with past practices, (d) the disposition of assets in accordance with (S)9.18, (e) the sale of up to a maximum number of ten (10) BKC Restaurants (or more to the extent the Borrower has obtained the prior written consent of the Agent for any sales in excess of such ten) so long as the Net Sale Proceeds received from such sale are immediately used to repay the Revolving Credit Loans and reduce the Total Revolver Commitment by such amount, (f) so long as no Default or Event of Default has occurred and is continuing, the sale of any real property acquired by the Borrower or any Restricted Subsidiary after the date hereof, provided (i) such sale occurs within 180 days after the
                      --------
     Borrower or such Restricted Subsidiary initially acquires such real property; (ii) the Borrower or such Restricted Subsidiary receives cash proceeds from such sale of not less than the fair market value of such real property; (iii) the Borrower or such Restricted Subsidiary receives the entire purchase price for such real property in cash; and (iv) the cash proceeds of such sale are applied first to repay the outstanding amount of the purchase money Indebtedness incurred in connection with the acquisition of such real property and second to repay the outstanding principal amount of the Revolving Credit Loans, and reduce the Total Revolver Commitment by the amount of such repayment.

          Notwithstanding anything to the contrary contained in this (S)9.5, neither AmeriKing, Holdings nor any of their respective Subsidiaries shall be permitted to dispose of any assets or take (or omit to take) any action in connection with any asset sale or other asset disposition or engage in any other transaction which action (or omission) would require or result in any repayment, repurchase or redemption (or any mandatory offer to repay, repurchase or redeem) by AmeriKing or Holdings or any of their Subsidiaries of (a) the Holdings Senior Notes pursuant to the Section 4.14 of the Holdings Senior Notes Indenture or (b) the Holdings Senior PIK Notes pursuant to Section 4.14 of the Holdings Senior PIK Notes Indenture.

     9.6. Sale and Leaseback. Except as set forth on Schedule 9.6 hereto or as
          ------------------                         -------- ---
expressly permitted pursuant to (S)9.5.2 hereof, none of AmeriKing, Holdings nor the Borrower will, nor will any of them permit any of their respective Subsidiaries to, enter into any arrangement, directly or indirectly, whereby AmeriKing, Holdings, the Borrower or any Subsidiary of AmeriKing, Holdings or the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that AmeriKing, Holdings or the Borrower or any Subsidiary of AmeriKing, Holdings or the Borrower intends to use for substantially the same purpose as the property being sold or transferred, provided, however, that AmeriKing, Holdings, the Borrower or any of their Subsidiaries may enter into such sale-leaseback transactions to the extent that the Indebtedness incurred in connection with such transactions is permitted under (S)9.1(g) hereof.

     9.7. Compliance with Environmental Laws. Except as set forth on Schedule
          ----------------------------------                         --------
9.7 hereto, none of AmeriKing, Holdings nor the Borrower will, nor will any of
---
them permit any of their respective Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances in violation of any Environmental Law the noncompliance with which would have a material adverse effect on the business, assets or financial condition of AmeriKing, Holdings, the Borrower or their Subsidiaries taken as a whole, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances in violation of any Environmental Law the noncompliance with which would have a material adverse effect on the business, assets or financial condition of AmeriKing, Holdings, the Borrower and their Subsidiaries taken as a whole, (c) generate any Hazardous Substances on any of the Real Estate in violation of any Environmental Law the noncompliance with which would have a material adverse effect on the business, assets or financial condition of AmeriKing, Holdings, the Borrower or their Subsidiaries taken as a whole, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (e) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law in each case if such violation would have a material adverse effect on the business, assets or financial condition of AmeriKing, Holdings, the Borrower and its Subsidiaries, taken as a whole.

     9.8.  Subordinated Debt and Preferred Stock. From and after the Closing
           -------------------------------------
Date, none of AmeriKing, Holdings nor the Borrower will, nor will any of them permit any of their respective Subsidiaries to, (a) amend, supplement or otherwise modify the terms of any of the Subordinated Debt, the Exchange Debentures, the Exchange Debenture Indentures, Holdings Senior Notes, Holdings Senior Notes Indenture, Holdings Senior PIK Notes, Holdings Senior PIK Notes Indenture, AmeriKing Senior Notes or AmeriKing Senior Notes Indenture (i) which amendment, supplement or modification effects any increase in the principal amount of the Subordinated Notes, the Exchange Debentures, Holdings Senior Notes, Holdings Senior PIK Notes or AmeriKing Senior Notes, the interest rate thereon or any fees under the Subordination Documents or the Exchange Offer Documents or tightens or adds covenants or defaults or events of default thereto, or (ii) which amendment, supplement or modification relates to other terms and provisions of the Subordination Documents, Offering Documents or Exchange Offer Documents, as the case may be, and the cumulative effect of which in either case is to materially adversely affect the Agent's or the Banks' rights or interests under the Revolver Loan Documents or the Borrower's ability to fulfill its obligations under the Revolver Loan Documents, (b) prepay, redeem, repurchase or make any payment in defeasance of any of the Subordinated Debt, the Exchange Debentures, Holdings Senior Notes, Holdings Senior PIK Notes, AmeriKing Senior Notes, any Preferred Stock or send any notice of redemption, repayment, repurchase or defeasance with respect to any of the Subordinated Debt, the Exchange Debentures, Holdings Senior Notes, Holdings Senior PIK Notes AmeriKing Senior Notes or any Preferred Stock or (c) amend, supplement or otherwise modify the terms of the Stockholders Agreement, the Exchange Offer Documents, if such amendment, supplement or modification could reasonably be expected to adversely affect the Agent's or the Banks' rights or impact the Borrower's, Holdings' or AmeriKing's abilities to fulfill their obligations under the Revolver Loan Documents.

     9.9.  Employee Benefit Plans. None of AmeriKing, Holdings, the Borrower nor
           ----------------------
any ERISA Affiliate will

           (a)  engage in any "prohibited transaction" within the meaning of
     (S)406 of ERISA or (S)4975 of the Code which could result in a material liability for the Borrower or any of its Subsidiaries; or

           (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in (S)302 of ERISA, whether or not such deficiency is or may be waived; or

           (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to (S)302(f) or (S)4068 of ERISA;

           (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to (S)307 of ERISA or (S)401(a)(29) of the Code; or

           (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of (S)4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

     9.10. Change in Terms of Capital Stock. None of AmeriKing, Holdings nor the
           --------------------------------
Borrower will, nor will any of them permit any of their respective Restricted Subsidiaries to effect or permit any change in or amendment to any document or instrument pertaining to the terms of such Person's capital stock without the written consent of the Banks unless such change or amendment is of an immaterial or ministerial nature that would not have any adverse effect on the Agent's or the Banks' rights under the Revolver Loan Documents or the Borrower's, Holdings' or AmeriKing's obligations under the Revolver Loan Documents; provided, however,
                                                              --------  -------
so long as no Default or Event of Default has occurred and is continuing or would exist as a result thereof, Holdings and AmeriKing shall be entitled to modify its outstanding capital stock or issue shares of a new class of capital stock provided that (i) the terms of such capital stock do not permit any cash dividends to be paid to the holders thereof until all of the Obligations have been indefeasibly repaid in full in cash and the Commitment has been permanently reduced to zero; (ii) the terms of such capital stock do not contain any mandatory redemption rights until such time as all of the Obligations have been indefeasibly repaid in full in cash and the Commitment has been permanently reduced to zero; and (iii) such capital stock is non-voting and, if convertible, is only convertible into a non-voting class of capital stock.

     9.11.  Fiscal Year. None of AmeriKing, Holdings nor the Borrower will, nor
            ------ ----
will any of them permit any of their respective Subsidiaries to change the date of the end of their respective fiscal years from that set forth in (S)7.21 hereof.

     9.12.  Business Activities. (a)  Holdings will not engage in any business
            -------- ----------
activity, except for, its ownership of the Borrower and its performance from time to time of its obligations under this Credit Agreement, the other Revolver Loan Documents, the Holdings Stock Purchase Agreement, Exchange Offer Documents and each other agreement, instrument or document contemplated hereby, whether or not executed on or before the Closing Date.

     (b) AmeriKing will not engage in any business activity, except for its ownership of Holdings and AmeriKing Service Company, Inc. and its performance from time to time of its obligations under this Credit Agreement, the other Revolver Loan Documents, the AmeriKing Stock Purchase Agreement, Exchange Offer Documents and each other agreement, instrument or document contemplated hereby, whether or not executed on or before the Closing Date.

     9.13.  Modification of Documents. None of AmeriKing, Holdings nor the
            ------------ -- ---------
Borrower will consent to or agree to any amendment, supplement or other modification to the Tax Sharing Agreement, the Management Agreement, the Management Subscription Agreement or the Intercompany Management Agreement which affects, in a manner adverse to AmeriKing, Holdings or the Borrower, the amount or timing of payments required to be made by the Borrower, Holdings or AmeriKing thereunder, or if such amendment, supplement or modification could reasonably be expected to adversely affect the Agent's or the Banks' rights or interests or adversely affect the Borrower's or AmeriKing's abilities to fulfill their obligations under the Revolver Loan Documents.

     9.14.  Negative Pledges. None of AmeriKing, Holdings, the Borrower nor any
            -------- -------
of their Subsidiaries other than the Unrestricted Subsidiaries will enter into any agreement (excluding this Credit Agreement and the other Revolver Loan Documents) prohibiting the creation or assumption of any lien upon its properties, revenues or assets or those of any of its Subsidiaries, whether now owned or hereafter acquired other than agreements with Persons prohibiting any such lien on assets in which such Person has a prior security interest which is permitted by (S)9.2.

     9.15.  Transactions with Affiliates. None of AmeriKing, Holdings nor the
            ------------ ---- ----------
Borrower will, nor will any of them permit any of their respective Subsidiaries to, enter into, or cause, suffer or permit to exist (a) any arrangement or contract with any of its other Affiliates of a nature customarily entered into by Persons which are Affiliates of each other

(including management or similar contracts or arrangements relating to the allocation of revenues, taxes and expenses or otherwise) requiring any payments to be made by AmeriKing, Holdings, the Borrower or any of their Subsidiaries to any Affiliate unless such arrangement is fair and equitable to AmeriKing, Holdings, the Borrower or such Subsidiary; or (b) any other transaction, arrangement, contract with any of their other Affiliates which would not be entered into by a prudent Person in the position of AmeriKing, Holdings, the Borrower or such Subsidiary with, or which is on terms which are less favorable than are obtainable from, any Person which is not one of its Affiliates, provided, however, nothing contained in this (S)9.15 shall prohibit AmeriKing,
--------  -------
Holdings or the Borrower from making or receiving payments otherwise permitted by (S)9.4 hereof.

     9.16.  Upstream Limitations. The Borrower will not, nor will the Borrower
            -------- -----------
permit any of its Restricted Subsidiaries to enter into any agreement, contract or arrangement (other than the Credit Agreement and the other Revolver Loan Documents or the Exchange Offer Documents) restricting the ability of any Restricted Subsidiary to pay or make dividends or distributions in cash or kind, to make loans, advances or other payments of whatsoever nature or to make transfers or distributions of all or any part of its assets to the Borrower or to any Subsidiary of such Restricted Subsidiary.

     9.17.  Inconsistent Agreements. None of AmeriKing, Holdings nor the
            ------------ ----------
Borrower will, nor will any of them permit any of their respective Subsidiaries to, enter into any agreement containing any provision which would be violated or breached by the performance by AmeriKing, Holdings, the Borrower or such Subsidiary of its obligations hereunder or under any of the Revolver Loan Documents.

     9.18.  Acquisition and Development Restrictions. 9.18.1. Development.
            ----------- --- ----------- ------------          -----------

     The Borrower will not, nor will it permit any of its Subsidiaries to develop any BKC Restaurants except as expressly permitted by (S)9.5.1.

            9.18.2. Acquisition.
                    -----------

     The Borrower will not, nor will it permit any of its Subsidiaries to, give effect to any acquisition of BKC Restaurants, provided, so long as no Default or
                                              --------
Event of Default has occurred and is continuing or would exist as a result thereof, the Borrower shall be permitted to acquire from BKC up to (but no more than) nine (9) BKC Restaurants so long as at the time of each such acquisition the Borrower simultaneously sells to BKC existing BKC Restaurants owned by the Borrower (the "Borrower Restaurants") which Borrower Restaurants have an aggregate Restaurant Cash Flow as of the date of such sale (calculated on a Pro Forma Basis to the extent such Borrower Restaurants have been in operation for less than twelve (12) months from the sale of determination) of not more than the aggregate Restaurant Cash Flow as of such date of the restaurants to be acquired from BKC on such date (calculated on a Pro Forma Basis to the extent such restaurant has been in operation for less than twelve (12) months from the date of determination). The transactions described in this (S)9.18.2 shall hereinafter be referred to the "Restaurant Exchange"). The parties agree that the Borrower Shall not effect more than nine (9) such Restaurant Exchanges without the prior written consent of the Agent.

                           10.  FINANCIAL COVENANTS.
                                --------- ---------

     Each of AmeriKing, Holdings and the Borrower covenants and agrees that, so long as any Revolving Credit Loan, Unpaid Reimbursement Obligation, Letter of Credit or Revolving Credit Note is outstanding or any Bank has any obligation to make any Revolving Credit Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

     10.1.  Debt Service Coverage Ratio. AmeriKing, Holdings and the Borrower
            ---- ------- -------- -----
will not, as of the end of any fiscal quarter set forth in the table below permit the Debt Service Coverage Ratio for the Reference Period ending on such date to be less than the ratio set forth opposite such date in such table.

     --------------------------------------------------------------------------
                        Fiscal Quarters Ending Nearest             Amount
                        ------ -------- ------ -------             ------
     --------------------------------------------------------------------------
                                   6/30/01                        0.80:1.00
     --------------------------------------------------------------------------
                                   9/30/01                        0.80:1.00
     --------------------------------------------------------------------------
                                  12/31/01                        1.18:1.00
     --------------------------------------------------------------------------
                  3/31/02 and each fiscal quarter thereafter      1.00:1.00
     --------------------------------------------------------------------------

     10.2.  Interest Coverage Ratio. AmeriKing, Holdings and the Borrower will
            -------- -------- -----
not, as of the end of any fiscal quarter ending nearest the dates set forth in the table below, permit the Interest Coverage Ratio for the Reference Period ending on such date to be less than the ratio set forth opposite such period in such table:

     --------------------------------------------------------------------------
                        Fiscal Quarters Ending Nearest               Amount
                        ------ -------- ------ -------               ------
     --------------------------------------------------------------------------
                                    6/30/01                         1.21:1.00
     --------------------------------------------------------------------------
                                    9/30/01                         1.17:1.00
     --------------------------------------------------------------------------
                                   12/31/01                         1.58:1.00
     --------------------------------------------------------------------------
                  3/31/02 and each fiscal quarter thereafter        1.54:1.00
     --------------------------------------------------------------------------

     10.3.  Leverage Ratio. AmeriKing, Holdings and the Borrower will not, at
            -------- -----
the end of any fiscal quarter ending during any period described in the table set forth below, permit the Leverage Ratio to exceed the ratio set forth opposite such period in such table:

-------------------------------------------------------------------------------
                                    Period                       Ratio
                                    ------                       -----
-------------------------------------------------------------------------------

     --------------------------------------------------------------------------
                           Closing Date - 06/30/01               8.00:1.00
     --------------------------------------------------------------------------
                             07/01/01 - 09/30/01                 8.77:1.00
     --------------------------------------------------------------------------
                             10/01/01 - 12/31/01                 6.89:1.00
     --------------------------------------------------------------------------
                           01/01/01 and thereafter               6.74:1.00
     --------------------------------------------------------------------------

     10.4.  Senior Leverage Ratio. AmeriKing, Holdings and the Borrower will
            ------ -------- -----
not, at the end of any fiscal quarter during any period described in the table below, permit the Senior Leverage Ratio to exceed the ratio set forth opposite such period in such table:

-------------------------------------------------------------------------------
                                    Period                         Ratio
                                    ------                         -----
-------------------------------------------------------------------------------
                           Closing Date - 06/30/01               5.52:1.00
-------------------------------------------------------------------------------
                             07/01/01 - 09/30/01                 6.04:1.00
-------------------------------------------------------------------------------
                             10/01/01 - 12/31/01                 4.74:1.00
-------------------------------------------------------------------------------
                           01/01/01 and thereafter               4.71:1.00
-------------------------------------------------------------------------------

     10.5   Capital Expenditures.
            ------- ------------

     The Borrower will not make, or permit any Subsidiary of the Borrower to make, Capital Expenditures in any fiscal year which in the aggregate exceed the dollar amount set forth opposite the applicable fiscal year in table below:

     --------------------------------------------------------------------------
                             Year                Maximum Capital Expenditures
                             ----                ----------------------------
     --------------------------------------------------------------------------
                             2001                         $ 5,100,000
     --------------------------------------------------------------------------
                             2002                         $10,268,000
     --------------------------------------------------------------------------

     10.6.  Minimum EBITDA.
            ------- ------

     The Borrower will not permit EBITDA of AmeriKing and its Subsidiaries for the period of twelve (12) consecutive months ending nearest each date referenced in the table below to be less than the amount set forth opposite such date in such table, provided, the following Minimum EBITDA amounts shall be given pro forma effect to reflect the sale of any BKC Restaurant made in compliance with this Credit Agreement in any period after the Closing Date:

     --------------------------------------------------------------------------
                             Date                            Minimum EBITDA
                             ----                            --------------
     --------------------------------------------------------------------------
                           06/30/01                            $20,485,000
     --------------------------------------------------------------------------
                           07/31/01                            $20,385,000
     --------------------------------------------------------------------------
                           08/31/01                            $19,829,000
     --------------------------------------------------------------------------
                           09/30/01                            $18,527,000
     --------------------------------------------------------------------------
                           10/31/01                            $19,043,000
     --------------------------------------------------------------------------
                           11/30/01                            $19,638,000
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------
                           12/31/01                            $23,464,000
     --------------------------------------------------------------------------
                           01/31/02                            $23,839,000
     --------------------------------------------------------------------------
                           02/28/02                            $24,151,000
     --------------------------------------------------------------------------
                           03/31/02                            $24,919,000
     --------------------------------------------------------------------------
                           04/30/02                            $25,406,000
     --------------------------------------------------------------------------
                           05/31/02                            $25,894,000
     --------------------------------------------------------------------------
                           06/30/02                            $26,274,000
     --------------------------------------------------------------------------

                           11.  CLOSING CONDITIONS.
                                ------------------

     The obligations of the Banks to make the initial Revolving Credit Loans and of the Agent to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to June 29, 2001:

     11.1.  Revolver Loan Documents, etc.
            -------- ---- ---------- ---

            11.1.1. Revolver Loan Documents. Each of the Revolver Loan Documents
                    -------- ---- ---------
     shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

            11.1.2. Exchange Offer Documents. Each of the Exchange Offer
                    -------- ----- ---------
     Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. The Agent shall have received a fully executed copy of each such document.

     11.2.  Certified Copies of Charter Documents. Each of the Banks shall have
            --------- ------ -- ------- ---------
received from AmeriKing, Holdings, the Borrower and each of its Subsidiaries a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (a) its charter or other incorporation or formation documents as in effect on such date of certification, and (b) to the extent applicable, its by-laws as in effect on such date.

     11.3.  Corporate or Other Action. All corporate action or partnership
            --------- -- ----- ------
action, as the case may be, necessary for the valid execution, delivery and performance by AmeriKing, Holdings, the Borrower and its Subsidiaries of this Credit Agreement, the other Revolver Loan Documents, the Exchange Offer Documents, the Holdings Senior Notes Indenture and the Holdings Senior PIK Notes Indenture to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

     11.4.  Incumbency Certificate. Each of the Banks shall have received from
            ---------- -----------
AmeriKing, Holdings, the Borrower and its Subsidiaries an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of AmeriKing, Holdings, the Borrower and its

Subsidiaries, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of each of AmeriKing, Holdings, the Borrower and its Subsidiaries, each of the Revolver Loan Documents to which the Borrower and its Subsidiaries is or is to become a party; (b) in the case of the Borrower, to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Revolver Loan Documents.

     11.5.  Validity of Liens. The Security Documents shall be effective to
            -------- -- -----
create in favor of the Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

     11.6.  Perfection Certificates and UCC Search Results. The Agent shall
            ---------- ------------ --- --- ------ -------
have received from each of AmeriKing, Holdings, the Borrower and its Subsidiaries other than the Unrestricted Subsidiaries a completed and fully executed Perfection Certificate and the results of UCC searches with respect to the Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

     11.7.  Certificates of Insurance. The Agent shall have received a
            ------------ -- ---------
certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Documents.

     11.8.  Solvency Certificate. Each of the Banks shall have received an
            -------- -----------
officer's certificate of the Borrower dated as of the Closing Date as to the solvency of AmeriKing, Holdings, the Borrower and their Subsidiaries following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Banks.

     11.9.  Opinion of Counsel. Each of the Banks and the Agent shall have
            ------- -- -------
received a favorable legal opinion addressed to the Banks and the Agent, dated as of the Closing Date, in form and substance reasonably satisfactory to the Agent, from Mayer, Brown & Platt, special counsel to AmeriKing, Holdings, the Borrower, and their Subsidiaries.

     11.10. Payment of Fees and Expenses. The Borrower shall have paid to the
            ------- -- ---- --- --------
Banks or the Agent, as appropriate, the amendment fee, the Agent's Fee and legal fees.

     11.11. Disbursement Instructions. The Agent shall have received
            ------------ ------------
disbursement instructions from the Borrower with respect to the proceeds of the Revolver Credit Loans.

     11.12.  Completion of Exchange Offer. The Agent and the Banks shall have
             ---------- -- -------- -----
received evidence satisfactory to them that the Exchange Offer has been completed and that holders of at least $98,000,000 in principal amount of AmeriKing Senior Notes have exchanged such AmeriKing Senior Notes for Holdings Senior Notes, Holdings Senior PIK Notes and Holdings Warrants.

     11.13.  Consents and Approvals. The Agent shall have received evidence that
             -------- --- ---------
all consents and approvals necessary to complete the transactions contemplated hereby have been obtained.

     11.14.  Amendment to each Intercreditor Agreement. An amendment to each of
             --------- -- ---- ------------- ---------
the Intercreditor Agreements shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form satisfactory to each of the Banks. The Agent shall have received a fully executed copy of each document.

     11.15.  Financial Consultant. As of the Closing Date, the Agent or its
             --------- ----------
counsel, shall have engaged a financial consultant, the fees and expense of which shall be paid by the Borrower, for the purpose of assessing for the Agent and the Banks the status of the business operations of AmeriKing, Holdings, the Borrower and each of their Subsidiaries and analyzing the current and future business plans with respect to the business operations of AmeriKing, Holdings, the Borrower and each of their Subsidiaries.

     11.16.  Mortgages. The Borrower shall (i) on or prior to June 29, 2001
             ---------
execute a Third Amendment to Leasehold Mortgage in favor of the Agent for the benefit of the Agent and the Banks and in form and substance satisfactory to the Agent and (ii) ten (10) Business Days after the Closing Date execute a fully executed mortgage or deed of trust over certain real estate set forth on
Schedule 11.6 (which shall exclude fixtures, furniture, and equipment) in form and substance satisfactory to the Agent.

     11.17.  Title Insurance. The Borrower shall deliver to the Agent (i) on or
             ----- ---------
prior to June 29, 2001, an endorsement to each Title Policy covering each Mortgaged Property currently insured under an existing policy together with proof of payment of all fees and premiums for such endorsements from the Title Insurance Company and in amounts satisfactory to the Agent, insuring the interest of the Agent and each of the Banks as mortgagee under each such Mortgage and (ii) ten (10) Business Days after the Closing Date, a Title Insurance Policy for each of the other Mortgaged Properties together with proof of payment of all fees and premiums for such policies from the Title Insurance Company and in amounts satisfactory to the Agent, insuring the interest of the Agent and each of the Banks as mortgagee under each such Mortgage.

     11.18.  Pro Forma Balance Sheet for Holdings. The Agent shall have received
             --- ----- ------- ----- --- --------
from Holdings a pro forma balance sheet adjusted to reflect the consummation of the Exchange Offer and the transactions contemplated herein as if each had occurred on March 26, 2001 and in form and substance satisfactory to the Agent.

                      12.  CONDITIONS TO ALL BORROWINGS.
                           ---------- -- --- ----------

     The obligations of the Banks to make any Revolving Credit Loan, including the initial Revolving Credit Loan, and of the Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     12.1.  Representations True; No Event of Default. Each of the
            --------------- ----- -- ----- -- -------
representations and warranties of any of AmeriKing, Holdings, the Borrower and their Subsidiaries contained in this Credit Agreement, the other Revolver Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Revolving Credit Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Revolver Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

     12.2.  No Legal Impediment. No change shall have occurred in any law or
            -- ----- ----------
regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Revolving Credit Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Agent would make it illegal for the Agent to issue, extend or renew such Letter of Credit.

     12.3.  Governmental Regulation. Each Bank shall have received such
            ------------ ----------
statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

     12.4.  Proceedings and Documents. All proceedings in connection with the
            ----------- --- ---------
transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Banks and to the Agent and the Agent's Special Counsel, and the Banks, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

                  13.   EVENTS OF DEFAULT; ACCELERATION; ETC.
                        ------ -- -------- ------------- ---

     13.1.  Events of Default and Acceleration. If any of the following events
            ------ -- ------- --- ------------
("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

          (a) the Borrower shall fail to pay any principal of the Revolving Credit Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (b) the Borrower shall fail to pay any (i) interest on the Revolving Credit Loans, (ii) the commitment fee, (iii) any Letter of Credit Fee, (iv) the Agent's fee, or (v) other sums due hereunder or under any of the other Revolver Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment and such failure shall continue for five (5) days;

          (c) the Borrower, Holdings or AmeriKing shall fail to comply with any of its covenants contained (S)8.5, in the first sentence of (S)8.6,
     (S)(S)8.9, 8.12, 8.13, 8.16, 9.1 through 9.6, 9.8, 9.10, 9.11 through 9.18 or (S)10;

          (d) AmeriKing, Holdings, the Borrower or any of their Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Revolver Loan Documents (other than those specified elsewhere in this (S)13.1) for thirty (30) days after written notice of such failure has been given to the Borrower by the Agent;

          (e) any representation or warranty of AmeriKing, Holdings, the Borrower or any of their Subsidiaries in this Credit Agreement, or any of the other Revolver Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement, or any of the other Revolver Loan Documents shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

          (f) AmeriKing, Holdings, the Borrower or any of their Subsidiaries other than the Unrestricted Subsidiaries shall (i) fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases in an aggregate amount in excess of $5,000,000, or (ii) fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases in an aggregate amount in excess of $5,000,000 for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, or any Indebtedness of any of the Unrestricted Subsidiaries shall be accelerated by the holders thereof;

          (g) AmeriKing, Holdings, the Borrower or any of their Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of such Person or of any substantial part of the assets of such Person or shall commence any case or other proceeding relating to such Person under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against such Person and such Person shall indicate its approval thereof, consent thereto or acquiescence therein;

          (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating AmeriKing, Holdings, the Borrower or any of their Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any such Person in an involuntary case under federal bankruptcy laws as now or hereafter constituted and such case or proceeding remains undismissed for sixty (60) days;

          (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any final judgment against AmeriKing, Holdings, the Borrower or any of their Subsidiaries that, with other outstanding final judgments, undischarged, against such Persons exceeds in the aggregate $2,000,000;

          (j) Holdings shall exchange the Senior Exchange Preferred Stock for the Exchange Debentures; the holders of all or any part of the Subordinated Debt, the Exchange Debentures, Holdings Senior Notes, Holdings Senior PIK Notes or AmeriKing Senior Notes shall accelerate the maturity of all or any part of the Subordinated Debt, the Exchange Debentures, Holdings Senior Notes, Holdings Senior PIK Notes or AmeriKing Senior Notes; or the Subordinated Debt, the Exchange Debentures, Holdings Senior Notes, Holdings Senior PIK Notes or AmeriKing Senior Notes or any Preferred Stock (including, without limitation, the Senior Exchange Preferred Stock) shall be prepaid, redeemed, defeased or repurchased in whole or in part;

          (k) if any of the Revolver Loan Documents shall be cancelled, terminated, revoked or rescinded or the Agent's security interests, mortgages or liens in substantially all of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Revolver Loan Documents shall be commenced by or on behalf of AmeriKing, Holdings, the Borrower or any of their Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Revolver Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          (l) the Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $2,000,000, or the Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $2,000,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of (S)302(f)(1) of ERISA), provided that the Agent determines in its reasonable discretion
                --------
     that such event (A) could be expected to result in liability of the Borrower or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $2,000,000 and (B) could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

          (m) AmeriKing, Holdings, the Borrower or any of their Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

          (n) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen
     (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrower or any of its Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a material adverse effect on the business or financial condition of the Borrower or such Subsidiary;

          (o) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by AmeriKing, Holdings, the Borrower or any of their Subsidiaries if such loss, suspension, revocation or failure to renew would have a material adverse effect on the business or financial condition of AmeriKing, Holdings, the Borrower and their Subsidiaries taken as a whole;

          (p) AmeriKing shall at any time, legally or beneficially own less than 80.01% of the outstanding capital stock of Holdings, or Holdings shall at any time, legally or beneficially own less than 100% of the outstanding capital stock of the Borrower, or the Borrower shall at any time, legally or beneficially own less than 100% of the outstanding capital stock of any of its Restricted Subsidiaries and 80% of the outstanding capital stock of any of its Unrestricted Subsidiaries;

          (q) TJC and its Affiliates shall at any time have less than a majority of the directors on the board of directors of each of AmeriKing, Holdings and the Borrower;

          (r) A Change of Control has occurred or the Jordan Affiliates and JZEP shall at any time, legally or beneficially own less than forty percent (40%) of the outstanding common stock of AmeriKing; provided, however,
                                                         --------  -------
     after the occurrence of a firmly underwritten public offering of the capital stock of AmeriKing providing gross proceeds to AmeriKing of at least $25,000,000, and evidence that the net proceeds of such offering have been received by AmeriKing and the repayment provisions of (S)3.2 have been met, such percentage shall be reduced to twenty-four percent (24%) of the outstanding common stock of AmeriKing;

          (s) Leases on or Franchise Agreements with respect to restaurants representing more then fifteen percent (15%) of Restaurant Cash Flow shall have been terminated or expired without renewal (determined in the aggregate over the term of this Credit Agreement), or at the time of any Lease or Franchise Agreement termination or expiration the Borrower fails to demonstrate pro forma compliance with (S)10 hereof for a period of
                    --- -----
     twelve (12) months, after eliminating the results of all such terminated restaurants;

          (t) The consolidated total revenues of AmeriKing and its Subsidiaries derived solely from the ownership and/or operations of

     BKC Restaurants shall be less than ninety percent (90%) of the consolidated total revenues of AmeriKing and its Subsidiaries;

          (u) The termination or expiration without renewal of Franchise Agreements with respect to restaurants which, in any twelve month period, represent more than ten percent (10%) of the consolidated total revenues of AmeriKing and its Subsidiaries;

          (v) The Unrestricted Subsidiaries shall at any time have aggregate revenues of greater than twenty-five percent (25%) of the consolidated revenues of the Borrower at such time;

then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Revolving Credit Notes and the other Revolver Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided
                                                                       --------
that in the event of any Event of Default specified in (S)(S)13.1(g) or 13.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agent or any Bank.

     13.2. Termination of Commitments. If any one or more of the Events of
           ----------- -- -----------
Default specified in (S)13.1(g) or (S)13.1(h) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Banks shall be relieved of all further obligations to make Revolving Credit Loans to the Borrower and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, the Agent may and, upon the request of the Majority Banks, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Revolving Credit Loans and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve AmeriKing, Holdings, the Borrower or any of their Subsidiaries of any of the Obligations.

     13.3. Remedies. In case any one or more of the Events of Default shall have
           --------
occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Revolving Credit Loans pursuant to (S)13.1, each Bank, if owed any amount with respect to the Revolving Credit Loans or the Reimbursement Obligations, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Revolver Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex parte
                                                              -- -----
appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Agent or the holder of any Revolving Credit Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

     13.4.     Distribution of Collateral Proceeds. In the event that following
               ------------ -- ---------- --------
the occurrence or during the continuance of any Default or Event of Default, the Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

               (a)       first, to the payment of, or (as the case may be) the
                         -----
     reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Credit Agreement or any of the other Revolver Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

               (b)       second, to all other Obligations on a pro rata basis;
                         ------                                --- ----
     provided, however, that (i) distributions in respect of such Obligations
     --------  -------
     shall be made pari passu among Obligations with respect to the Agent's Fee
                   ---- -----
     payable pursuant to (S)5.2 and all other Obligations and (ii) Obligations owing to the Banks with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Banks pro
                                                                           ---
     rata; and provided, further, that the Agent may in its discretion make
     ----      --------  -------
     proper allowance to take into account any Obligations not then due and payable;

               (c)       third, upon payment and satisfaction in full or other
                         -----
     provisions for payment in full satisfactory to the Banks and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to (S)9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

               (d)       fourth, the excess, if any, shall be returned to the
                         ------
     Borrower or to such other Persons as are entitled thereto.

                                  14.  SETOFF.
                                       ------

     Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to the Borrower and any securities or other property of the Borrower in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Bank. Each of the Banks agrees with each other Bank that (a) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Bank, other than Indebtedness evidenced by the Revolving Credit Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Revolving Credit Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, and (b) if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Revolving Credit Notes held by, or constituting Reimbursement Obligations owed to, such Bank by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Revolving Credit Notes held by, or Reimbursement Obligations owed to, such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Revolving Credit Notes held by, and Reimbursement Obligations owed to, all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto
                                                                  --- -----
assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Revolving Credit Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter
           --------
recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                                15.  THE AGENT.
                                     --- -----

     15.1.  Authorization. (a) The Agent is authorized to take such action on
            -------------
behalf of each of the Banks and their affiliates and to exercise all such powers as are hereunder and under any of the other Revolver Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not
                             --------
expressly assumed herein or therein shall be implied to have been assumed by the Agent.

     (b) The relationship between the Agent and each of the Banks is that of an independent contractor. The use of the term "Agent" is for convenience only
                                                -----
and is used to describe, as a form of convention, the independent contractual relationship between the Agent and each of the

Banks. Nothing contained in this Credit Agreement nor the other Revolver Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agent and any of the Banks.

     (c) As an independent contractor empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Revolver Loan Documents, the Agent is nevertheless a "representative" of the Banks, as that term is defined in Article 1 of the
 --------------
Uniform Commercial Code, for purposes of actions for the benefit of the Banks and the Agent with respect to all collateral security and guaranties contemplated by the Revolver Loan Documents. Such actions include the designation of the Agent as "secured party", "mortgagee" or the like on all
                             ------- -----    ---------
financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Banks and the Agent.

     15.2.     Employees and Agents. The Agent may exercise its powers and
               --------- --- ------
execute its duties by or through employees, affiliates or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Revolver Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

     15.3.     No Liability. Neither the Agent nor any of its shareholders,
               -- ---------
directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Revolver Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     15.4.     No Representations. The Agent shall not be responsible for the
               -- ---------------
execution or validity or enforceability of this Credit Agreement, the Revolving Credit Notes, the Letters of Credit, any of the other Revolver Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Credit Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Revolving Credit Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Revolver Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of AmeriKing, Holdings, the Borrower or any of their Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Credit Notes or to inspect any of the properties, books or records of AmeriKing, Holdings, the Borrower or any of their Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Revolving Credit Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of Holdings, the Borrower or any of their Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

     15.5.     Payments.
               --------

               15.5.1. Payments to Agent. A payment by the Borrower to the Agent
                       -------- -- -----
     hereunder or any of the other Revolver Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees promptly to distribute to each Bank such Bank's pro rata share of payments received
                                            --- ----
     by the Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Revolver Loan Documents.

               15.5.2.   Distribution by Agent. If in the opinion of the Agent
                         ------------ -- -----
     the distribution of any amount received by it in such capacity hereunder, under the Revolving Credit Notes or under any of the other Revolver Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

               15.5.3.   Delinquent Banks. Notwithstanding anything to the
                         ---------- -----
     contrary contained in this Credit Agreement or any of the other Revolver Loan Documents, any Bank that fails (i) to make available to the Agent its pro rata share of any Revolving Credit Loan or to purchase any Letter of
     --- ----
     Credit Participation or (ii) to comply with the provisions of (S)14 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all
                         --- ----
     of the Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Revolving Credit Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata
                                                                  --- ----
     shares of all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Revolving Credit Loans and Unpaid
     --- ----
     Reimbursement Obligations. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Revolving Credit Loans and Unpaid
     --- ----
     Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     15.6.     Holders of Revolving Credit Notes. The Agent may deem and treat
               ------- -- --------- ------ -----
the payee of any Revolving Credit Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     15.7.     Indemnity. The Banks ratably agree hereby to indemnify and hold
               ---------
harmless the Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by (S)16), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Revolving Credit Notes, or any of the other Revolver Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

     15.8.     Agent as Bank. In its individual capacity, Fleet shall have the
               ----- -- ----
same obligations and the same rights, powers and privileges in respect to its Commitment and the Revolving Credit Loans made by it, and as the holder of any of the Revolving Credit Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Agent.

     15.9.     Resignation. The Agent may resign at any time by giving sixty
               -----------
(60) days prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent, shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Revolver Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     15.10.    Notification of Defaults and Events of Default. Each Bank hereby
               ------------ -- -------- --- ------ -- -------
agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this (S)15.10 it shall promptly notify the other Banks of the existence of such Default or Event of Default.

     15.11.    Duties in the Case of Enforcement. In case one of more Events of
               ------ -- --- ---- -- -----------
Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Majority Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Banks may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not
                                            --------
comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

                                 16. EXPENSES.
                                     --------

     Whether or not the transactions contemplated hereby shall be consummated, and subject to (S)8.9.3 hereof, the Borrower promises to pay (a) the reasonable and documented costs of producing and reproducing this Credit Agreement, the other Revolver Loan Documents and the other agreements and instruments mentioned herein and (b) any taxes (including any interest and penalties in respect thereto), filing fees or recording fees or taxes payable by the Agent or any Bank (other than taxes based upon any

Bank's net income) on or with respect to the transactions contemplated by this Credit Agreement or the other Revolver Loan Documents (the Borrower hereby agreeing to indemnify the Agent and each Bank with respect thereto), (c) the reasonable and documented fees, expenses and disbursements of the Agent's Special Counsel and any local counsel to the Agent incurred in connection with the preparation, administration, interpretation or syndication of the Revolver Loan Documents and other instruments mentioned herein, each closing hereunder and any amendments, modifications, approvals, consents or waivers hereto or hereunder of any Revolver Loan Document upon payment in full in cash of the Obligations or pursuant to any terms of such Revolver Loan Documents for providing for such cancellation, (d) the fees, expenses and disbursements of the Agent or any of its affiliates incurred by the Agent or such affiliate in connection with the preparation, administration, interpretation or syndication of the Revolver Loan Documents and other instruments mentioned herein, including all appraisal charges and charges of other professionals retained by the Agent, and all title insurance premiums and surveyor, engineering, appraisal and examination charges, (e) the fees, expenses and disbursements of the Agent or their designees in connection with all commercial finance examinations conducted by or on behalf of the Agent, (f) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any Collateral, (g) the reasonable and documented fees and expenses of any advisors retained by the Agent pursuant to
(S)(S)8.9.3 and 11.15, (h) all reasonable and documented out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Bank or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Revolver Loan Documents against AmeriKing, Holdings, the Borrower or any of their Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default, (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Banks' or the Agent's relationship with AmeriKing, Holdings, the Borrower or any their Subsidiaries and (iii) in connection with any refinancing or restructuring of the financing under the Revolver Loan Documents in the nature of a "work-out" or in any insolvency or bankruptcy proceeding and (i) all reasonable and documented fees, expenses and disbursements of any Bank or the Agent incurred in connection with UCC searches or UCC filings, intellectual property searches, intellectual property filings or mortgage recordings. The covenants contained in this (S)16 shall survive payment or satisfaction in full of all other Obligations.

                             17. INDEMNIFICATION.
                                 ---------------

     The Borrower further agrees to indemnify and hold harmless the Agent and the Banks as well as each such Person's shareholders, directors, agents, officers, Subsidiaries and affiliates, from and against all damages, losses, settlement payments, obligations, liabilities, claims, actions or causes of action, and costs and expenses incurred, suffered, sustained or required to be paid by an indemnified party by reason of or resulting from the transactions contemplated hereby, except any of the foregoing which result from the gross negligence or willful misconduct of the indemnified party. In any investigation, proceeding or litigation, or the preparation therefor, each Bank and the Agent shall be entitled to select its own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the fees and expenses of such counsel. In addition, the Borrower hereby agrees to indemnify the Agent and its affiliates and hold the Agent and its affiliates harmless from and against any, loss, cost or expense incurred or sustained by the Agent or such affiliate in providing payroll and other cash management services to AmeriKing and its Subsidiaries. The parties hereto further agree that such indemnification obligations shall be Obligations under the Revolver Loan Documents. If, and to the extent that the obligations of the Borrower under this (S)17 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this (S)17 shall survive payment or satisfaction in full of all other Obligations.

                        18. SURVIVAL OF COVENANTS, ETC.
                            -------- -- ---------  ----

     All covenants, agreements, representations and warranties made herein, in the Revolving Credit Notes, in any of the other Revolver Loan Documents or in any documents or other papers delivered by or on behalf of Holdings, the Borrower or any of their Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Revolving Credit Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Revolving Credit Notes or any of the other Revolver Loan Documents remains outstanding or any Bank has any obligation to make any Revolving Credit Loans or the Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of AmeriKing, Holdings, the Borrower or any of their Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by AmeriKing, Holdings, the Borrower or such Subsidiary hereunder.

                      19.  ASSIGNMENT AND PARTICIPATION.
                           ---------- --- -------------

     19.1,  Conditions to Assignment by Banks. Except as provided herein, each
            ---------- -- ---------- -- -----
Bank may assign to one or more Eligible Assignees all or a
portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Revolver Commitment Percentage with respect to Revolving Credit Loans and the same portion of the Revolving Credit Loans at the time owing to it, the Revolving Credit Notes held by it and its participating interest in the risk relating to any Letters of Credit); provided
                                                                       --------
that (a) each of the Agent and the Borrower shall have given its prior written consent to such assignment, which consent, in the case of the Borrower, will not be unreasonably withheld, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations in respect of the Revolving Credit Loans under this Credit Agreement, (c) each assignment shall be in an amount of no less than $2,500,000, or, if less, the entire remaining amount of the assigning Bank's interest in the Revolving Credit Loans, or a larger integral multiple of $1,000,000, and (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit D hereto (an "Assignment and Acceptance"), together with any
        ---------
Revolving Credit Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five
(5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in (S)19.3, be released from its obligations under this Credit Agreement.

     19.2.  Certain Representations and Warranties; Limitations; Covenants.  By
            --------------------------------------------------------------
executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

            (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Revolver Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

            (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Revolver Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

          (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in (S)7.4 and (S)8.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

          (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

          (e) such assignee represents and warrants that it is an Eligible Assignee and that, on the effective date of such Assignment and Acceptance, the circumstances described in (S)(S)5.5 and 5.6 hereof are not applicable to such assignee;

          (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Revolver Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

          (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank;

          (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and

          (i) such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata
                                                                      --- ----
     share of Letter of Credit Fees in respect of outstanding Letters of Credit.

     19.3.  Register. The Agent shall maintain a copy of each Assignment and
            --------
Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Revolver Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to and Letter of Credit Participations purchased by, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee (unless the Agent, in its sole and absolute discretion, has waived such fee) in the sum of $5,000.

     19.4.  New Revolving Credit Notes.  Upon its receipt of an Assignment and
            --- --------- ------ -----
Acceptance executed by the parties to such assignment, together with each Revolving Credit Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Revolving Credit Note, a new Revolving Credit Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Revolving Credit Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Revolving Credit Notes shall provide that they are replacements for the surrendered Revolving Credit Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Revolving Credit Notes, shall be dated the effective date of such an Assignment and Acceptance and shall otherwise be substantially the form of the assigned Revolving Credit Notes. Within five (5) days of issuance of any new Revolving Credit Notes pursuant to this (S)19.4, the Borrower shall, if requested by the assigning Bank or the assignee Bank, deliver an opinion of counsel, addressed to the Banks and the Agent, relating to the due authorization, execution and delivery of such new Revolving Credit Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Revolving Credit Notes shall be cancelled and returned to the Borrower.

     19.5.  Participations.  Each Bank may sell participations to one or more
            --------------
banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Revolver Loan Documents provided that (a) each such participation shall be in an amount of not less than
--------
$2,500,000, (b) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower, (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Revolver Loan Documents shall be the rights to approve waivers, amendments or modifications that would forgive any principal of or reduce the interest rate on any Revolving Credit Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any commitment fees or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

     19.6.  Disclosure.  The Borrower agrees that in addition to disclosures
            ----------
made in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or
--------
participants shall agree (a) to treat in confidence such information unless such information otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

            Assignee or Participant Affiliated with the Borrower.  If any
            -------- -- ----------- ---------- ---- --- --------
assignee Bank is an Affiliate of the Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Revolver Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Revolver Loan Documents or for purposes of making requests to the Agent pursuant to (S)13.1 or
(S)13.2, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Revolver Loan Documents be made without regard to such assignee Bank's interest in any of the Revolving Credit Loans. If any Bank sells a participating interest in any of the Revolving Credit Loans or Reimbursement Obligations to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Revolver Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Revolver Loan Documents or for purposes of making requests to the Agent pursuant to (S)13.1 or (S)13.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Revolver Loan Documents be made without regard to the interest of such transferor Bank in the Revolving Credit Loans to the extent of such participation.

     19.8.  Miscellaneous Assignment Provisions.  Any assigning Bank shall
            ------------- ---------- ----------
retain its rights to be indemnified pursuant to (S)17 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Revolver Loan Documents for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. If Fleet transfers all of its interest, rights and obligations under this Credit Agreement, the Agent shall, in consultation with the Borrower and with the consent of the Borrower and the Majority Banks, appoint another Bank to act as the Reference Bank hereunder. Anything contained in this (S)19 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Revolving Credit Notes) to any of the twelve Federal Reserve Banks organized under (S)4 of the Federal Reserve Act, 12 U.S.C. (S)341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Revolver Loan Documents.

     19.9. Assignment by Borrower.  The Borrower shall not assign or transfer
           ----------------------
any of its rights or obligations under any of the Revolver Loan Documents without the prior written consent of each of the Banks.

                              20.  NOTICES, ETC.
                                   -------- ---

     Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Revolving Credit Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a) if to AmeriKing, Holdings, the Borrower or any of their Subsidiaries, at 2215 Enterprise Drive, Suite 1502, Westchester, Illinois 60154, Attention: Michael Nicholas, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice;

          (b) if to the Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: James J. O'Brien, authorized officer, or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

          (c)  if to any Bank, at such Bank's address set forth on Schedule 1
                                                                   -------- -
     hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                              21.  GOVERNING LAW.
                                   --------- ---

     THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER REVOLVER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY

THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER REVOLVER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)20. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                22.  HEADINGS.
                                     --------

     The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                              23.  COUNTERPARTS.
                                   ------------

     This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                          24.  ENTIRE AGREEMENT, ETC.
                               ------ ---------- ---

     The Revolver Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in (S)26.

                          25.  WAIVER OF JURY TRIAL.
                               ------ -- ---- -----

     Each of AmeriKing, Holdings and the Borrower hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Revolving Credit Notes or any of the other Revolver Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, each of AmeriKing, Holdings and the Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of AmeriKing, Holdings and the Borrower (a) certifies that no representative, agent or attorney of any Bank or the Agent has represented, expressly or otherwise, that such Bank or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Agent and the Banks have been induced to enter into this Credit Agreement, the other Revolver Loan Documents to which it is a party and the Subordination Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                   26.  CONSENTS, AMENDMENTS, WAIVERS, ETC.
                        --------- ----------- -------- ---

     Any consent or approval required or permitted by this Credit Agreement to be given by all of the Banks may be given, and any term of this Credit Agreement, the other Revolver Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by AmeriKing, Holdings, the Borrower or any of their Subsidiaries of any terms of this Credit Agreement, the other Revolver Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Banks. Notwithstanding the foregoing, a decrease in the rate of interest on the Revolving Credit Notes, the maturity of or extension of scheduled payments on the Revolving Credit Notes, the release of all or substantially all of the Collateral, the amount of the Commitments of the Banks and a decrease in the amount of commitment fee or Letter of Credit Fees hereunder may not be changed without the written consent of the Borrower and the written consent of each Bank; the definition of Majority Banks and this (S)26 may not be amended without the written consent of all of the Banks; and the amount of the Agent's Fee or any Letter of Credit Fees payable for the Agent's account and (S)16 may not be amended without the written consent of the Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

                               27.  SEVERABILITY
                                    ------------

     The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

                        28.  TRANSITIONAL ARRANGEMENTS
                             ------------ ------------

     28.1 Existing Credit Agreements Superseded. This Credit Agreement shall on
          -------- ------ ---------- ----------
the Closing Date supersede the Revolver Credit Agreement and the Acquisition Credit Agreement in their entirety, except as provided in this (S)28. On the Closing Date, the rights and obligations of the parties evidenced by the Revolver Credit Agreement and the Acquisition Credit Agreement shall be evidenced by this Credit Agreement and other Revolver Loan Documents, the "Revolving Credit Loans" as defined in the Revolver Credit Agreement and the Acquisition Credit Agreement shall be converted to Revolving Credit Loans, as defined herein, and all outstanding letters of credit issued by the Agent for the account of the Borrower prior to the Closing Date shall, for the purposes of this Credit Agreement, be Letters of Credit.

     28.2 Return and Cancellation of Revolving Credit Notes. As soon as
          ------ --- ------------ -- --------- ------ -----
reasonably practicable after its receipt of its Revolving Credit Note hereunder on the Closing Date, the Banks will promptly return to the Borrower, marked "Substituted" or "Cancelled", as the case may be, any notes of the Borrower held by the Banks pursuant to the Revolver Credit Agreement and the Acquisition Credit Agreement.

     28.3 Interest and Fees Under Superseded Agreement. All interest and fees
          -------- --- ---- ----- ---------- ---------
and expenses, if any, owing or accruing under or in respect of the Revolver Credit Agreement or the Acquisition Credit Agreement, as the case may be, through the Closing Date shall be calculated as of the Closing Date (prorated in the case of any fractional periods), and shall be paid in accordance with the method, and on the dates, specified in the Revolver Credit Agreement or the Acquisition Credit Agreement, as the case may be, as if the Revolver Credit Agreement or the Acquisition Credit Agreement, as the case may be, were still in effect. Commencing on the Closing Date, the commitment fees shall be payable by the Borrower to the Agent for the account of the Banks in accordance with
(S)2.2.

     IN WITNESS WHEREOF, the undersigned have duly executed this Consolidated Amended and Restated Revolving Credit Agreement as a sealed instrument as of the date first set forth above.


                                     NATIONAL RESTAURANT
                                       ENTERPRISES, INC.

                                     By: /s/ A. Richard Caputo, Jr.
                                         ---------------------------
                                         Name:  A. Richard Caputo, Jr.
                                         Title: Vice President


                                     NATIONAL RESTAURANT
                                      ENTERPRISES HOLDINGS, INC.

                                     By: /s/ A. Richard Caputo, Jr.
                                         ---------------------------
                                         Name:  A. Richard Caputo, Jr.
                                         Title: Vice President


                                     AMERIKING, INC.

                                     By: /s/ A. Richard Caputo, Jr.
                                         ---------------------------
                                         Name:  A. Richard Caputo, Jr.
                                         Title: Vice President


                                     FLEET NATIONAL BANK,
                                     individually and as Agent

                                     By: /s/ James J. O'Brien
                                         -----------------------------
                                         Name:  James J. O'Brien
                                         Title: Authorized Officer


                                     SUNTRUST BANK

                                     By: /s/ Kristina L. Anderson
                                         -----------------------------
                                         Name:  Kristina L. Anderson
                                         Title: Director

                              LASALLE NATIONAL BANK


                              By: /s/ John Rutger
                                  -------------------------------------
                                  Name: John Rutger
                                  Title: Senior Vice President


                              PARIBAS


                              By: /s/ Ro Toyoshima
                                  -------------------------------------
                                  Name: Ro Toyoshima
                                  Title: Vice President


                              By: /s/ John J. McCormick, III
                                  -------------------------------------
                                  Name: John J. McCormick, III
                                  Title:


                              HELLER FINANCIAL


                              By: /s/ Julia Maalanka
                                  -------------------------------------
                                  Name: Julia Maalanka
                                  Title: Vice President


                              FLEET BUSINESS CREDIT
                               CORPORATION


                              By: /s/ Mark Flamm
                                  -------------------------------------
                                  Name: Mark Flamm
                                  Title: Vice President


                              CREDIT AGRICOLE INDOSUEZ


                              By: /s/ Paul A. Dytrych
                                  -------------------------------------
                                  Name: Paul A. Dytrych
                                  Title: Vice President
                                         Senior Relationship Manager


                              By: /s/ Raymond A. Falkenberg
                                  -------------------------------------
                                  Name: Raymond A. Falkenberg
                                  Title: Vice President
                                         Senior Relationship Manager

                              DEUTSCHE FINANCIAL SERVICES


                              By: /s/ Philip G. Porcher IX
                                  ---------------------------------
                                  Name: Philip G. Porcher IX
                                  Title: Vice President

                              BANK OF AMERICA


                              By: /s/ Michael Hammond
                                  ---------------------------------
                                  Name: Michael Hammond
                                  Title: Vice President